                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2009

Van Eck Funds

EMERGING MARKETS FUND
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX

GLOBAL HARD ASSETS FUND
Class A: GHAAX / Class C: GHACX / Class I: GHAIX

INTERNATIONAL INVESTORS GOLD FUND
Class A: INIVX / Class C: IIGCX / Class I: INIIX

MULTI-MANAGER ALTERNATIVES FUND
Class A: VMAAX / Class I: VMAIX

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties as permitted by law.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your non-public personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2009.

TABLE OF CONTENTS

Fund Overview
Emerging Markets Fund	1
Global Hard Assets Fund	14
International Investors Gold Fund	30
Multi-Manager Alternatives Fund	43
Performance
Emerging Markets Fund	10
Global Hard Assets Fund	26
International Investors Gold Fund	40
Multi-Manager Alternatives Fund	52
Explanation of Expenses
Emerging Markets Fund	12
Global Hard Assets Fund	28
International Investors Gold Fund	42
Multi-Manager Alternatives Fund	54
Schedule of Investments
Emerging Markets Fund	56
Global Hard Assets Fund	61
International Investors Gold Fund	64
Multi-Manager Alternatives Fund	68
Financial Highlights
Emerging Markets Fund	85
Global Hard Assets Fund	88
International Investors Gold Fund	91
Multi-Manager Alternatives Fund	94

Statements of Assets and Liabilities	76
Statements of Operations	80
Statements of Changes in Net Assets	82
Statement of Cash Flows	84
Notes to Financial Statements	95
Tax Information	115
Report of Independent Registered Accounting Firm	116
Board of Trustees and Officers	117
Approval of Sub-Advisory Agreements	121

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EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund increased 120.37% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2009. The Fund significantly outperformed emerging markets equities in general as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 79.02% for the same period.

We attribute the Fund’s notable outperformance primarily to effective individual stock selection, as well as an overweight in the consumer discretionary sector relative to its benchmark index. As always, our investment process aims to capture the most promising opportunities in the emerging market space. Over the course of the annual period, our focus on secular growth trends, domestic consumption in particular, tilted the portfolio to the consumer discretionary sector. This resulted in a bias toward small- and mid-capitalization companies. The average market capitalization2 of companies in the Fund was less than $2.5 billion as of September 30, 2009, whereas the average market capitalization for companies in the Fund’s emerging markets peer group3 was approximately $16.0 billion.

Market and Economic Review

The global economic crisis appeared to be spiraling downward during the first quarter of 2009, and there continued to be a considerable lack of visibility as to when an inflection point would emerge. It turns out a massive stimulatory response from government entities and gradual signs of improvement in credit conditions allowed for a bottoming, and eventual recovery, in economic activity worldwide. Additionally, the reclamation of global inventory from depressed levels sparked life into leading indicators, such as industrial production, and progressively influenced stagnant capital hanging on the sidelines to re-enter the market. Risk aversion started to make a retreat among investors as business and consumer confidence gradually displayed signs of improvement during the second quarter of the year, sending emerging market equities higher.

Once the market turnaround took shape, momentum carried into the second half of the year thanks to favorable conditions that enabled emerging market equities to continue to flourish. Globally, equity markets experienced a well-coordinated accommodative monetary policy along with low inflation, a depreciating U.S. dollar and increasing raw material and energy prices. Moreover, the majority of emerging nations weathered the financial storm remarkably well due in part to the general strength and stability of their domestic banking sectors. Most emerging market domestic

EMERGING MARKETS FUND

banks enjoyed low leverage and clean balance sheets. Strong fundamentals such as these made emerging market equities distinguishable against developed peers during the annual period. The consequent outperformance of emerging market equities during the annual period relative to developed equity markets was impressive. The MSCI EM Index handily outperformed the broad U.S. equity market, as measured by the S&P® 500 Index4, which gained 26.47% for the twelve-month period, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index5, which increased 32.46%.

By region, Latin American equities posted the best relative performance, with the MSCI EM Latin America Index6 advancing 104.19% in U.S. dollar terms for the twelve-month period. Brazil* (+142.3%) was the best performing country among all of the emerging markets in U.S. dollar terms, bolstered by strong appreciation of the Brazilian real throughout the year. Mexico*, despite returning a respectable return of +49.9%, was unable to keep pace with its Latin American peers. Mexico’s market was weighed down by a combination of cyclical shocks and negative structural trends in its domestic economy. Emerging Asia moderately underperformed the MSCI EM Index during the annual period, with the MSCI EM Asia Index7 gaining 74.21% in U.S. dollar terms. Indonesia* was the strongest performing market within the region in 2009 with a gain of 121.1%. Hong Kong* (+52.0%) and South Korea* (+61.9%) produced robust double-digit returns, but lagged on a relative basis. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the annual period, advancing 63.49% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.8 The EMEA region was led by Russia* (+128.6%), whose equity market was driven higher by a strengthening in oil prices. The region was weighed down by Egypt* (+35.3%) and Poland* (+38.4%).

From a sector* perspective, those market segments with defensive qualities, including telecommunications (+26.9% in U.S. dollar terms), health care (+41.6%) and utilities (+55.2%) underperformed the MSCI EM Index. More economically-sensitive sectors, such as consumer discretionary (+116.1%), information technology (+108.4%) and basic materials (+107.8%), were the top performers in 2009.

Fund Review

Among the strongest performers for the Fund during the twelve months ended December 31, 2009 was China’s Tencent Holdings (2.8% of Fund net assets†). This online gaming and social networking company has become the dominant operator in the China internet sector. It has an active user base more than one and a half times the size of the entire U.S.

population and has the potential to grow even further, we believe, as internet penetration in China continues to improve. The Fund’s holdings in Kazakhstan also made impressive gains during the annual period. This natural resources-dominated economy, which was one of the first economies to feel the impact of the global financial crisis, was able to rebound strongly off of depressed valuations. Halyk Savings Bank of Kazakhstan (1.1% of Fund net assets†) and Eurasian Natural Resources (0.6% of Fund net assets†) were two Kazakh holdings that displayed superior performance in 2009. Another strong performer during the annual period was Localiza Rent a Car (1.7% of Fund net assets†), Brazil’s leading car rental and automobile fleet management company. Localiza Rent a Car put forth outstanding returns throughout the year, as the company gained market share from informal competitors by offering ultra-competitive prices enabled by its economy-of-scale advantage.

Detractors from the Fund’s annual results included Taiwan’s heavy electric machinery producer Fortune Electric (0.7% of Fund net assets†). The company had taken on a variety of capital intensive projects geared toward the green energy sector. While the company was starting to book a number of large contracts and was growing its backlog, the profit recognition of such strategies was not immediate and thus the stock lagged. Peruvian financial services holding company Credicorp (0.7% of Fund net assets†) also lagged the MSCI EM Index’s performance, despite posting double-digit gains for the year. Credicorp’s banking division suffered from sluggish volumes, higher provisions and lower asset yields due to a higher liquidity position. However, expectations for a brisk economic recovery in 2010 and improved profitability in its insurance and asset management divisions kept us optimistic on the stock at the end of 2009.

At yearend, the Fund maintained its overweighted position in Emerging Asia relative to the benchmark, as the region features high Gross Domestic Product (GDP) growth rates and low inflation; current account surpluses and large foreign exchange reserves; small fiscal deficits; and a sizable emerging middle class. The region’s corporate sector, in our view, also has solid fundamentals with strong earnings momentum and solid balance sheets. Perhaps most attractive about the region’s equities is that valuations were not demanding at the end of the annual period.

Latin American companies have, in our view, bright prospects as well, but after a couple of years of relative outperformance, they no longer come at a bargain. Given equity valuations, the Fund remained underweight in Latin America at the end of December given equity valuations, but, recognizing the strong fundamentals within the region, we continued to diligently look for opportunities to exploit. The Fund also was underweight the EMEA

EMERGING MARKETS FUND

region at the end of the annual period relative to the benchmark, as uncertainty surrounded the political outlook in a number of its countries. Further, banking systems within the EMEA region were among the most severely affected by the financial crisis.

By sector, we continued to favor the consumer discretionary, industrials and technology sectors over health care, utilities and telecommunications at the end of December. From a capitalization perspective, we continued to prefer small- and mid-capitalization stocks over large-capitalization stocks, as these companies, we believe, continue to have the greatest potential to leverage off of the strong growth in domestic consumption that attracts so many investors to the emerging market equities asset class.

* * *

Going forward, we strongly believe that emerging market equities may well continue to advance further in 2010 but at a much slower pace than in 2009. Despite 2009 returns, the MSCI EM Index was still approximately 20% below the all-time high it reached in October 2007. In our view, emerging markets appear to be poised to generate the majority of the world’s economic growth and to account for most of the additional demand for natural resources over the next year and beyond. Because of the strong fundamentals demonstrated in emerging markets, we are particularly excited about the ability for domestic consumption in emerging market nations to continue to advance. Given the pace in which consumption flourished in emerging markets over the past decade and the advancement of the emerging middle class and its relatively un-geared household balance sheets, we believe this trend may well amplify in the future.

We believe emerging market equities may be supported by a number of other factors as well. The emerging market equity asset class overall is under-capitalized, under-owned and valuations were still shy of previous peak levels at the end of 2009. That said, there remain risks and concerns. The most visible risks to emerging market equity performance relate to policy complacency and a return of higher inflation and interest rates. Furthermore, it remains to be seen how developed and emerging nations alike will respond to the inevitable withdrawal of stimulatory programs and the long-term impact of the increased amount of liquidity injected into the global economy as a result of the most recent financial crisis. Finally, the market rally over the last nine months of 2009 reflected investor anticipation of a strong earnings recovery, but if this recovery falls short of expectations, then investors are likely to be disappointed. Despite these potential headwinds, we believe there remains a favorable balance between risk and reward within the asset class.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager
January 21, 2010

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

EMERGING MARKETS FUND

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.
2	Market capitalization (cap) is the value of a corporation as determined by the market price of its issued and outstanding common stock.
3	The U.S. Open-Ended Diversified Emerging Markets Morningstar Category consists of emerging markets funds that invest at least 50% of stock assets in developing nations.
4	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
5	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
6	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
7	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
8

The MSCI EM EMEA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East and Africa.

Geographical Weightings*
 (unaudited)

Sector Breakdown**
 (unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2009* (unaudited)

Tencent Holdings Ltd.
(China, 2.8%)

Tencent Holdings provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

Cia Vale do Rio Doce (CVRD)
(Brazil, 2.3%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.0%)

KMG EP is the largest listed oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

Naspers Ltd.
(South Africa, 1.9%)

Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Ju Teng International Holdings Ltd.
(Hong Kong, 1.7%)

Ju Teng International manufactures semi-finished consumer goods. The company produces casings for notebook computers. Ju Teng’s manufacturing includes plastic injection molding, spray painting, metal tooling and stamping and assembly.

MediaTek, Inc.
(Taiwan, 1.7%)

MediaTek designs, manufactures and markets compact disk read only memory (CD-ROM) and digital versatile disc read only memory (DVD-ROM) chip sets. The company sells its products in Taiwan and exports to other countries in Asia.

Wistron Corp.
(Taiwan, 1.7%)
Wistron manufactures and markets notebook computers, personal computers, and other related information products.

Samsung Techwin Co. Ltd.
(South Korea, 1.7%)

Samsung Techwin manufactures optical and digital imaging products and semiconductor equipment including leadframes, chip mounters and wire bonders. The company also produces a line of aircraft and industrial engines, howitzers, cannons, armored combat engineering vehicles and combat multi-purposed excavators.

Localiza Rent a Car S.A.
(Brazil, 1.7%)

Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Lotte Shopping Co., Ltd.
(South Korea, 1.7%)

Lotte Shopping operates department stores and discount stores in South Korea. The company retails clothing, household goods, foods and other items through several branches. Lotte Shopping also operates movie theaters and Krispy Kreme Doughnuts chains.

*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

EMERGING MARKETS FUND

PERFORMANCE RECORD
December 31, 2009 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GBFAX
1 Year	107.56%	120.37%
5 Year	10.12%	11.44%
10 Year	3.76%	4.37%
Life (since 12/20/93)	7.75%	8.15%

C shares—EMRCX
1 Year	118.23%	119.23%
5 Year	10.81%	10.81%
Life (since 10/3/03)	13.98%	13.98%

I shares—EMRIX
1 Year	n/a	121.75%
Life (since 12/31/07)	n/a	(15.44)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.81% / Net Expense Ratio 1.81%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.95% of average daily net assets.

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.97% / Net Expense Ratio 2.49%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.50% of average daily net assets.

*	I Shares: no sales or redemption charges
Gross Expense Ratio 2.54% / Net Expense Ratio 1.24%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.25% of average daily net assets.

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the Emerging Markets Fund made ten years ago (Class A-GBFAX) and at inception (Class C-EMRCX and Class I-EMRIX) with a similar investment in the MSCI Emerging Markets (MSCI EM) Index.

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Class A – GBFAX (w/o sales charge)	120.37%	11.44%	4.37%

Class A – GBFAX (with sales charge)[2]	107.56%	10.12%	3.76%

MSCI EM	79.02%	15.88%	10.08%

Average Annual Total Return 12/31/09	1 Year	5 Year	Since Inception[1]

Class C – EMRCX (w/o sales charge)	119.23%	10.81%	13.98%

Class C – EMRCX (with sales charge)[3]	118.23%	10.81%	13.98%

MSCI EM	79.02%	15.88%	19.82%

EMERGING MARKETS FUND

Average Annual Total Return 12/31/09	1 Year	Since Inception[1]

Class I – EMRIX	121.75%	(15.44)%

MSCI EM	79.02%	(8.44)%

1	Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C) and 12/31/07 (Class I).
2	The maximum sales charge is 5.75%.
3	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Class A	Actual	$1,000.00	$1,371.30	$9.92
	Hypothetical**	$1,000.00	$1,016.84	$8.44

Class C	Actual	$1,000.00	$1,366.20	$14.91
	Hypothetical**	$1,000.00	$1,012.60	$12.68

Class I	Actual	$1,000.00	$1,375.80	$7.49
	Hypothetical**	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 1.66% on Class A Shares, 2.50% on Class C Shares and 1.25% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

GLOBAL HARD ASSETS FUND

Dear Shareholder:

We are pleased to report that the Fund posted positive results in 2009. For the twelve months ended December 31, 2009, the Van Eck Global Hard Assets Fund gained 52.46% (Class A shares, excluding sales charge). The Fund significantly outpaced its benchmark, the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which rose 37.54% for the year. The Fund also outpaced the 13.49% gain of the S&P® GSCI Total Return Index (SPGSCITR)2, a measure of the performance of commodities futures rather than commodity-related equities. Also, in continuing to demonstrate its limited correlation to traditional financial markets, the Fund outperformed the U.S. domestic equity market which gained 26.47% as measured by the S&P® 500 Index3. Overall, last year’s solid performance was a relief for investors, as it helped recoup a sizable portion of the losses sustained in the global downturn of 2008 and early 2009.

The Fund’s strength in 2009 can largely be attributed to individual stock selection within a broad mix of hard assets sectors. With that said, the Fund’s substantial exposure to the energy sector was the biggest contributor to its results by a wide margin. The Fund’s base and industrial metals holdings were its next best performing group, on the back of record-setting copper prices.

The Fund is an actively managed portfolio that employs a disciplined investment process. We will continue to seek to invest in a diverse basket of hard assets categories (including, but not limited to, energy, precious metals, base metals, timber, alternative energy, through investments in equities and commodity-linked derivative instruments) across several geographic regions. We continue to believe that our unique, diversified approach to investing in hard assets has the potential to limit volatility over the long term, compared to more narrowly focused funds.

Market and Economic Review

The global economic and financial crisis that has commanded center stage for the past two years is likely to garner a hefty, “Great Recession” chapter in future history books. Looking back at 2009, it might be argued that unprecedented intervention from governments around the globe, in the form of record levels of fiscal and monetary stimulus, managed to rescue us from financial disaster. Throughout this period, commodity investors endured a roller-coaster ride of severe market volatility during what was an historic boom-bust cycle. At the same time, these tremendous swings occurred against the mostly positive backdrop of strong economic resilience within the developing world where growing demand continues to support the prospects for hard assets investments.

The near collapse of the U.S. financial system resulted in a global liquidity crunch that paralyzed the world’s capital markets from September 2008 through March 2009. And although we endured some terribly dark days in January and February 2009, investors’ fortunes appeared to reverse after markets hit a bottom in early March. Equity investments—across most asset classes—rallied in the second, third and fourth quarters. At this writing, there appears to be cautious consensus that we are in the midst of a moderate global economic recovery. Not surprisingly, the developing countries, particularly China, were the first to show signs of economic vibrancy amid all the negative news and encourage talk of economic “green shoots.” By contrast, here in the U.S., the unemployment rate climbed above 10% for the first time since 1983, and continues to remain there.

As the year progressed and economic optimism improved, hard asset commodities and their corresponding equity investments were rewarded as investors’ risk tolerance began to rebound. Commodities were also propelled by resurgent demand from the emerging markets, which continue to exert a greater pull on the world’s resources. China proved resilient and seemed to suffer few of the ill effects of the global crisis; its growth prospects improved quickly in the spring on the back of favorable government policies and increased bank lending. The economies of Brazil and India also proved to be less hobbled by the global financial crisis.

The energy sector, which was among the hardest hit in 2008, was a strong performer in 2009, with underlying commodity prices bouncing back sharply. Crude oil prices began the year at $44.60 a barrel and rose to $79.36 by the end of the year. While this represents a 78% annual increase, this price is still well below the $145 high reached in the summer of 2008. Although global oil demand declined in 2009 for the second consecutive year, supply levels remained constrained given the curtailment in capital expenditures that resulted from the recession; we expect supply constraints to continue going forward. At the same time, long-term demand for oil is likely remain strong, particularly among the emerging markets. Auto sales in China surged past those in the U.S. for the first time in 2009, securing China’s position as the world’s biggest auto market and a top consumer of gasoline. Finally, cold weather in the U.S. and turmoil in OPEC-members Iran and Nigeria also supported higher oil prices. By contrast, natural gas prices fell 0.9% for the year in response to the economic slump and depressed consumption from the industrial, residential and commercial sectors, and an abundant supply in the U.S. resulting from improved domestic production capabilities. Similarly, coal prices remain depressed as the U.S. coal market struggled to adjust to pullbacks in utility demand, and inventories have grown to multi-decade highs.

GLOBAL HARD ASSETS FUND

On the equity side, oil services stocks advanced 62.17% for the twelve-month period, as measured by the Philadelphia Oil Services Index (OSX)4. By contrast, major oil companies gained 13.15%, as measured by the NYSE Arca Oil Index (XOI)5. Although crude oil prices rose, the profit margins of integrated oil companies (those involved in all phases of production) and refiners were squeezed by sluggish OECD (30-country Organization for Economic Co-operation and Development) demand and refining overcapacity. By contrast, despite weakness in the natural gas prices, the shares of natural gas companies were propelled 46.63%, as measured by the NYSE Arca Natural Gas Index (XNG)6, as the easing of liquidity risk in early 2009 helped improve financing risk for this capital intensive sector. As well, coal stocks advanced 152.63% in 2009, as measured by the Stowe Coal Index7, supported in large part by ongoing high demand in China and India.

Base and industrial metals were the best performing commodities in 2009, as inventory building in China picked up in the second half of the year. The S&P® GSCI Industrial Metals Index8 gained 82.42% for the twelve months ending December 31, 2009. Copper, used in numerous industrial applications, led the group with its price soaring 141.37% for the twelve months—although still below its record price in 2008. Lead prices climbed 137.35%, zinc prices rose 114.28%, nickel climbed 58.95%, and tin gained 54.69%. Aluminum continued to be the relative laggard in the metal space, gaining 45.71%.

Precious metals gained solid ground as well. Gold bullion prices advanced $214.90 per ounce, or 24.36%, to close on December 31, 2009 at $1,096.95 per ounce. Although the price of gold spent most of the year consolidating between $850 and $1,000 per ounce, it began moving strongly higher in September and reached an all-time high of $1,226 per ounce on December 3. Throughout 2009, gold moved higher on a combination of renewed central bank interest, worries over paper currencies depreciation, and long-term inflation fears due to massive economic stimulus programs. Gold-mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)9, advanced 38.00% for the twelve months, primarily reflecting the strength in the underlying gold bullion price. Silver and platinum prices were up 48.16% and 56.82%, respectively.

Finally, the prices of agricultural commodities gained 3.81% as a group, measured by the S&P® GSCI Agriculture Index10, with sugar’s 128% price advance providing the major bright spot.

Fund Review

Energy Holdings

The Fund’s allocation to the energy sector increased from 57.6% at the beginning of the year to 63.0%†, and as mentioned earlier, this group had the biggest positive impact on the Fund’s results in 2009.

In terms of greatest individual impact, Addax Petroleum (sold in August) was a significant contributor to the Fund’s performance. Addax was one of the largest independent oil producers operating in West Africa and the Middle East. Its share price benefited from news in June that it would be wholly acquired by China’s state-owned Sinopec Group (not owned by the Fund), a transaction representing China’s largest overseas acquisition to date. Weatherford International’s shares (3.2% of Fund net assets†) surged in 2009 in anticipation of a pick-up in international activity as crude oil prices strengthened. Brazil’s integrated oil and gas company Petróleo Brasileiro helped the Fund’s performance, as did U.S. offshore drilling contractor Transocean (2.8% and 3.2%, respectively, of Fund net assets†). Houston-based Noble Energy (2.5% of Fund net assets†) also helped advance the Fund’s results following exploratory success in Israel and investors’ preference for returns-oriented growth. Finally, Houston-based Anadarko Petroleum rounds out the Fund’s top five performing energy holdings in 2009 (3.2% of Fund net assets†); the company has managed a successful transformation over the past several years, and announced one of the world’s top 10 discoveries in offshore Ghana in 2009.

Energy detractors in 2009 included Exxon Mobil (sold at half year). We had purchased Exxon in the fourth quarter of 2008, and its 2008 yearend rally benefited the Fund. However, Exxon’s share price bottomed in early March 2009—as investors fled defensive stocks in search of risk—and then remained range bound for the remainder of the second quarter, which prompted us to sell our position in the second quarter. Like other big oil names, sluggish refining margins and lackluster production growth proved a drag on profits. Oklahoma-based Devon Energy and Colorado’s Ellora Oil & Gas were hurt by depressed natural gas prices (sold in the first quarter and 0.1% of Fund net assets, respectively†). Although considered a utility holding, the New Jersey-based wholesale power generation company NRG Energy also had a negative impact on the Fund’s results and was sold at yearend (1.4% of Fund net assets†).

At the end of the fourth quarter 2009, within the energy sector we continued to favor oil-weighted and cyclical equities (those most tied to the ups and downs of the economy) which are likely to continue to benefit most as the global economy improves. We expect oil prices to remain firm as demand continues to accelerate, excess inventories are worked off, and

GLOBAL HARD ASSETS FUND

supply constraints become more obvious. At the same time, we expect natural gas prices to remain subdued, given the abundance of supply that has resulted from improved deliverability from recent shale discoveries.

Precious Metals Holdings

We reduced the Fund’s allocation to precious metals from 16.3% to 13.7%† over the course of 2009. In the fourth quarter, we reduced the Fund’s gold position, as we are cautious given our belief that gold may experience a near-term pause given the bullish view on the economy. We continue to maintain a significant allocation given our anticipation that the precious metal will continue to generate solid returns over the long term. The Fund benefited from the gold shares’ rally in 2009, with the U.K.’s Randgold Resources (3.7% of Fund net assets†) topping the list of positive contributors. Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicated a substantial gold deposit. Canada’s Red Back Mining (2.2% of Fund net assets†) was second among the Fund’s gold winners, with its shares rising steeply both on strength in underlying gold prices and on positive reserve news. Red Back Mining opened its first mine in 2005 (the Chirano Mine in Ghana) and since then has transitioned from a junior to a mid-tier producer. Canada’ Goldcorp (sold in fourth quarter) benefited from news of increased gold production, and Canada’s IAMGOLD (2.4% of Fund net assets†) was boosted by a positive re-rating in valuation due to strong operating performance and a pipeline of growth projects.

Detractors in the precious metals space included Canadian gold miners Kinross Gold and Agnico-Eagle Mines (1.8% and 0.9%, respectively, of Fund net assets†). Shares of Kinross Gold were flat in 2009, as the company experienced grinding problems at a large expansion project in Brazil that is likely to delay full production for some time. Agnico-Eagle Mines gained 7.60% due to start-up difficulties at several mines, as the company seemed to be tackling too many growth projects at once.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals increased from 8.9% at the beginning of the year to 14.7%† by December 31; this overweight position favored mostly copper-related holdings. Behind energy, metals were the second-best contributor to the Fund’s results in 2009. Notable contributors included the U.S.’ Freeport-McMoRan Copper & Gold (3.6% of Fund net assets†) which rose on the back of soaring copper prices. Swiss-based Xstrata (2.4% of Fund net assets†) was a positive performer for the Fund. In October, Xstrata dropped its merger of equals with U.K.’s Anglo American (sold at yearend 2008), and shifted its expansion focus to developing new mines. Canada’s First Quantum Minerals (2.1% of Fund net assets†) was also a positive performer for the Fund, given its focus on copper production. Steel Dynamics (1.9% of Fund net assets†), the U.S.’ fifth largest producer of carbon steel products, also contributed positively. By contrast, our small holding in diversified Canadian nickel producer FNX Mining (sold at half year) was a minor contributor to the Fund’s performance.

Other

Throughout 2009, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results.

* * *

It now appears that we have reached a level of global economic stability, given the extraordinary fiscal and monetary measures taken here in the U.S., and by many governments and Central Banks worldwide to support liquidity. Positive growth trends should continue to propel the fortunes of the developing world, now a key driver of commodity pricing and demand. We will continue to seek to take advantage of stock-specific buying opportunities created by market weakness. We pursue companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

Going forward, we believe that economic growth globally will likely continue to improve in 2010. While the U.S. Federal Reserve may, as a result, raise interest rates this year, commodities should still continue to do well. Our view is that positive economic growth will trump the effect of higher interest rates, likely favoring the more industrial-related commodities, including crude oil, aluminum, copper and steel. At the end of 2009, the gold bull market was nine years running. Although caution may be warranted in the short run, we believe there are several key investment themes that should continue to drive investors to gold over the long term, including excessive liquidity that results in higher inflation, high levels of government debt that result in monetization, or the printing of money, to pay debts, and a loss of confidence in the U.S. dollar. Gold remains one of the few investment vehicles capable of maintaining

GLOBAL HARD ASSETS FUND

purchasing power and preserving wealth under such circumstances. In this post-credit crisis environment, we believe it is still wise to allocate a portion of an overall portfolio to gold and/or gold shares.

Despite what has been an extremely tumultuous market environment over the past several years, we continue to believe that strong global market fundamentals will provide ongoing opportunities for prudent hard assets investors. As we mark the end of this first decade of the new millennium, it is worth noting that hard assets have gained broader acceptance among investors as an essential element of a traditionally diverse stock, bond and cash portfolio mix. We are proud to have been an early leader in providing investors with opportunities to take part in this trend.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Global Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster

Chief Investment Officer

Samuel R. Halpert	Geoffrey R. King	Gregory F. Krenzer

Charl P. de M. Malan	Edward W. Mitby	Shawn Reynolds

January 21, 2010

GLOBAL HARD ASSETS FUND

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.
2	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.
3	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
4

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

5

The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

6

The NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

7

The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

8	The S&P® GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).
9	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
10	S&P® GSCI Agriculture Index measures performance of the agricultural commodity subsector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
December 31, 2009 (unaudited)

Newfield Exploration Co.
(U.S., 3.9%)
Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Randgold Resources Ltd.
(United Kingdom, 3.7%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Freeport-McMoRan Copper and Gold, Inc.
(U.S., 3.6%)
Freeport-McMoRan Copper & Gold, through its subsidiary, is a copper, gold and molybdenum mining company. The company primarily mines for copper and owns mining interests in Chile and Indonesia. Freeport-McMoRan also, through a subsidiary, is involved in smelting and refining of copper concentrates.

Occidental Petroleum Corp.
(U.S., 3.4%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Quicksilver Resources, Inc.
(U.S., 3.4%)
Quicksilver Resources is involved in the acquisition, development, exploration, production, and sale of natural gas and crude oil. The company also conducts operations in the gathering, processing, and transmission of natural gas. Quicksilver owns properties in Michigan, Wyoming, and Montana in the United States, and in Canada.

Weatherford International Ltd.
(U.S., 3.2%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Anadarko Petroleum Corp.
(U.S., 3.2%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Transocean, Inc.
(U.S., 3.2%)
Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the U.K., Brazil, India and elsewhere.

Halliburton Co.
(U.S., 2.9%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 2.8%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

GLOBAL HARD ASSETS FUND

PERFORMANCE RECORD
December 31, 2009 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GHAAX
1 Year	43.68%	52.46%
5 Year	15.68%	17.05%
10 Year	14.45%	15.12%
Life (since 11/2/94)	12.57%	13.01%

C shares—GHACX
1 Year	50.28%	51.28%
5 Year	16.22%	16.22%
10 Year	14.28%	14.28%
Life (since 11/2/94)	12.36%	12.36%

I shares—GHAIX
1 Year	n/a	53.24%
Life (since 5/1/06)	n/a	5.67%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.49% / Net Expense Ratio 1.46%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.45% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.30% / Net Expense Ratio 2.26%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.10% / Net Expense Ratio 1.00%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.00% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the Global Hard Assets Fund made ten years ago (Class A-GHAAX and Class C-GHACX) and at inception (Class I-GHAIX) with a similar investment in the S&P® North American Natural Resources Sector (SPGINRTR) Index and the S&P® 500 Index.

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Class A – GHAAX (w/o sales charge)	52.46%	17.05%	15.12%

Class A – GHAAX (with sales charge)[2]	43.68%	15.68%	14.45%

SPGINRTR	37.54%	11.13%	9.21%

S&P 500	26.47%	0.42%	(0.95)%

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Class C – GHACX (w/o sales charge)	51.28%	16.22%	14.28%

Class C – GHACX (with sales charge)[3]	50.28%	16.22%	14.28%

SPGINRTR	37.54%	11.13%	9.21%

S&P 500	26.47%	0.42%	(0.95)%

GLOBAL HARD ASSETS FUND

Average Annual Total Return 12/31/09	1 Year	Since Inception[1]

Class I – GHAIX	53.24%	5.67%

SPGINRTR	37.54%	1.81%

S&P 500	26.47%	-2.19%

1	Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C) and 5/1/06 (Class I).
2	The maximum sales charge is 5.75%.
3	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Class A	Actual	$1,000.00	$1,237.40	$8.23
	Hypothetical**	$1,000.00	$1,017.85	$7.43

Class C	Actual	$1,000.00	$1,232.40	$12.55
	Hypothetical**	$1,000.00	$1,013.96	$11.32

Class I	Actual	$1,000.00	$1,240.40	$5.65
	Hypothetical**	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 1.46% on Class A Shares, 2.23% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund increased 63.75% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2009. Due primarily to individual stock selection, the Fund significantly outperformed its benchmark, the NYSE Arca Gold Miners (GDM) Index1, which gained 38.00% for the same period. Notably, the Fund also outpaced the general equity market, as measured by the 26.47% advance in the S&P® 500 Index.2

For the twelve-month period, gold bullion prices advanced $214.90 per ounce, or 24.36%, to close on December 31, 2009 at $1,096.95 per ounce. Gold spent most of the year consolidating between $850 and $1,000 per ounce. In September, the precious metal broke the consolidating trend and moved strongly higher. It reached an all-time high of $1,226 per ounce on December 3 before pulling back moderately into yearend.

The strong performance of gold shares during the annual period primarily reflected the strength in the underlying gold bullion price. It is well worth noting that gold-related assets have outperformed more traditional financial markets in eight of the last nine years.

Market and Economic Review

During the first quarter of 2009, gold prices rallied to the $1,000 per ounce level amid turmoil in the financial system. There was great uncertainty as to whether government bailouts of banking, auto, insurance and mortgage companies would work, and the stock market plunged to new lows. As a result, investor risk aversion rose, and the U.S. dollar rallied to its highs for the year in March. Once the panic ended, gold prices corrected to $865 per ounce in April and then proceeded to trend higher through most of the year.

Supporting this upward trend in gold bullion prices were several factors. First, while fabrication demand, mainly for jewelry, was weak and scrap sales were high, investment demand remained strong throughout the annual period. The rally in gold prices early in the year was characterized by increasing physical demand for coins, bars and gold exchange-traded funds (ETFs). Later in the year, assets in gold ETFs held steady, but demand in the gold futures market moved to new highs. Anecdotal evidence suggests that since the financial crisis, a rather broad range of investors understood the investment case for gold and were becoming increasingly comfortable with a portfolio allocation to gold or gold shares. These investors included individuals, pension funds, endowments, hedge funds and family offices.

Second, after selling gold for many years, it appeared that central banks were also becoming net buyers. Sales from Europe under the Central Bank Gold Agreement fell to under 200 tonnes in 2009, the lowest level in over a decade. Meanwhile, in April, China announced it had added 454 tonnes to its gold reserves since 2003. In November, India purchased 200 tonnes of gold from the International Monetary Fund (IMF). Russia and other smaller nations were also known to have been buyers of gold in 2009.

Another factor proving favorable for gold in 2009 was currency trends. After rallying to its high for the year in March, the U.S. dollar resumed its bear market in April and moved to its lows for the year in November. A disparity grew between both growing emerging market countries such as Brazil and India and commodities-producing countries such as Australia and Canada versus countries experiencing slow economic growth and housing hangovers, including the U.S. and the U.K. Lower interest rates and fewer investment opportunities in the U.S. drove investors away from the U.S. dollar and U.S. assets in general.

The U.S. dollar was also under pressure due to U.S. government policies of increasing public indebtedness and extremely easy monetary policies by the Federal Reserve (the “Fed”). Countries that peg their currencies to the dollar, including China and Saudi Arabia, were essentially forced to adopt easy monetary policies as well in order to maintain the peg. Other countries that have floating currencies, such as Brazil and Switzerland, became worried about rising export prices or speculative flows and consequently took measures to weaken their currencies. With this widespread currency debasement, gold benefited, reaching all-time high prices in many currencies. In 2009, gold prices gained 20.4% in Swiss francs, 21.1% in euros, 18.9% in Indian rupees and 27.6% in Japanese yen.

Reflecting this strength in gold bullion prices, gold shares moved considerably higher in 2009 after becoming radically oversold in 2008 amidst the worst of the financial crisis. Some companies eliminated most of the gold hedges that had plagued them throughout this bull market. We believe high gold prices should enable many companies to report substantial earnings and cash flow with their fourth quarter 2009 reporting.

Fund Review

The Fund participated in gold shares’ rally during the annual period but also outpaced the gold equity indices due primarily to effective individual stock selection. Among the Fund’s largest holdings of gold miners, Canada’s IAMGOLD (7.4% of Fund net assets†) and Canada’s Red Back Mining (5.3% of Fund net assets†) achieved the best performance, with gains of 156.99% and 103.26%, respectively. IAMGOLD benefited from a

INTERNATIONAL INVESTORS GOLD FUND

positive re-rating in valuation thanks to good operating performance and a pipeline of growth projects. A new mine development in Burkina Faso, along with major expansions at mines in Surinam and Quebec, are transforming the company into a leading mid-tier producer. Red Back Mining has been a Fund holding for many years and was increased to rank among the Fund’s top ten holdings in April 2009. Since opening its first mine in 2005, the Chirano Mine in Ghana, Red Back Mining has transitioned from a junior to a mid-tier producer. During 2009, that same mine was still expanding given the discovery of new underground reserves. Another mine, Tasiast in Mauritania, was acquired by Red Back Mining in 2007 as a modest mine. Tasiast has since developed into a world-class resource with ongoing expansion potential.

Several of the Fund’s small-cap positions, or “junior miners,” were also strong contributors to its performance during the annual period. Leading the group was Canada’s Guyana Goldfields (1.7% of Fund net assets†) and Australia’s Andean Resources (1.6% of Fund net assets†), which gained 390.71% and 201.13%, respectively, during the annual period. Guyana Goldfields brought in management with operating experience with the goal of advancing its multi-million ounce resource in South America. Andean Resources continued to discover additional high-grade veins at its Cerro Negro property in South America, supporting the potential for Cerro Negro to develop into a profitable low-cost producer. Merger and acquisition activity also contributed to the Fund’s performance, as five of the junior miners in which the Fund held positions were acquired by larger companies during 2009. In total, small-cap, junior mining firms comprised approximately 26.7% of the Fund’s net assets at December 31, 2009.

Silver stocks, which comprised approximately 10.4% of the Fund’s net assets at the end of December 2009, also contributed positively to the Fund’s annual results. Canada’s Silver Wheaton (4.3% of Fund net assets†) gained 131.05% during the annual period and was one of the Fund’s top ten positions at the end of the year. Other strong silver-mining stock contributors were Canada’s Silvercorp Metals (1.9% of Fund net assets†), Canada’s Bear Creek Mining (0.7% of Fund net assets†) and Mexico’s Fresnillo (1.0% of Fund net assets†), which gained 216.70%, 205.94% and 245.96%, respectively. These firms are regionally-focused with properties in China, Peru and Mexico, respectively. Like gold, silver has monetary value. Silver was also in high demand as an industrial metal during the year.

While most of the Fund’s holdings enjoyed solid gains during the annual period, some, of course, disappointed. A couple of the Fund’s largest holdings lagged due to operational issues. Canada’s Agnico-Eagle Mines (5.2% of Fund net assets†) gained just 5.94% due to start-up difficulties at several mines, as the company seemed to have taken on too many growth projects at once. Shares of Canada’s Kinross Gold (3.4% of Fund net assets†) were flat during the annual period, as the company experienced grinding problems at a large expansion project in Brazil that will likely delay full production for over a year. As we expect these companies to rebound in 2010, we maintained these positions in the Fund at yearend.

The only small-cap position in the Fund’s portfolio to underperform significantly during the annual period was U.S. royalty company Royal Gold (1.3% of Fund net assets†). Its stock declined 3.61% during the twelve months ended December 31, 2009 due mainly to dilution caused by acquisition activity early in the year and a takeover battle for a smaller royalty company near yearend.

* * *

In our view, there are several key investment themes for gold that may continue in 2010.

1)

Extremely low interest rates and government stimulus programs may eventually overwhelm the economy with liquidity. Too much cash chasing too few investments, goods and services may result in potentially damaging asset bubbles and/or inflation.

2)	Growth of government debt may reach unsustainable levels that require an unsavory response, such as raising taxes, cutting spending or monetization, i.e., printing money to pay debts.

3)	Too much liquidity and/or monetization of debt could lead to a loss of confidence in the U.S. dollar, resulting in a weaker currency or even a currency crisis.

Purchasing power is eroded through currency devaluation, asset price inflation, or consumer price inflation. Gold remains one of the few investment vehicles capable of maintaining purchasing power and preserving wealth under such circumstances. It is broadly recognized that in order to avoid these potentially damaging outcomes, the economy must achieve sustainable growth, emergency stimulus measures should cease, excess liquidity should be extracted from the system, and federal debt levels should be reduced. At the end of December, there was little evidence that much headway was being made in any of these areas.

While the difficult problems faced by the U.S. economy and its policy makers could continue to drive investors to gold, there are also other areas of potential stress around the globe that could impact the gold market. Many other governments are also experiencing high debt levels, for example, Japanese government debt is projected to reach 219% of its

INTERNATIONAL INVESTORS GOLD FUND

Gross Domestic Product (GDP) in 2009. Greece, whose sovereign debt downgrades create potential uncertainty around European unification and the future of the euro, is another area to be monitored closely. Further, the war in Afghanistan faces significant challenges and the potential for terrorist attacks on western targets remains high. As for China, U.S. steelmakers recently won a major case heard by the U.S. International Trade Commission over Chinese steel imports. This increases the potential, in our view, for damaging protectionist trade policies.

As 2009 performance indicates, gold shares sometimes outperform the precious metal itself in a rising market. At the end of the year, many gold companies had earnings leverage as well as large in-ground reserves that may increase in value with higher gold prices. When anticipating higher gold—and silver—prices, we strive to invest in companies that are able to develop profitable mineral deposits and expand production.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de M. Malan

January 19, 2010

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
2	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

INTERNATIONAL INVESTORS GOLD FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
 (unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2009* (unaudited)

Randgold Resources Ltd.
(United Kingdom, 9.2%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

IAMGOLD Corp.
(Canada, 7.4%)
IAMGOLD explores and develops mineral properties. The company’s key areas of exploration are Canada, West Africa and Surinam.

Goldcorp, Inc.
(Canada, 7.0%)
Goldcorp is a major North American gold producer. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Red Back Mining, Inc.
(Canada, 5.3%)
Red Back Mining explores and develops mineral deposits. The company’s interests include the Chirano Gold Project located in Ghana, West Africa and the Tasiast Gold Mine in Mauritania. In addition, Red Back holds an extensive exploration portfolio both in Ghana and Mauritania.

Agnico-Eagle Mines Ltd.
(Canada, 5.2%)
Agnico-Eagle Mines is a gold producer with its main development activities in Finland, Mexico and Nuavut. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Eldorado Gold Corp.
(Canada, 4.6%)
Eldorado Gold acquires, explores and develops mineral properties. The company currently has operating gold mines in China and Turkey. Eldorado has development properties in Brazil and Greece.

Silver Wheaton Corp.
(Canada, 4.3%)
Silver Wheaton purchases and sells by-product silver from operating mines. The company buys silver from operations in Mexico, Sweden and Peru.

Kinross Gold Corp.
(Canada, 3.4%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in the United States, South America and the Russian Far East.

INTERNATIONAL INVESTORS GOLD FUND

Newcrest Mining Ltd.
(Australia, 3.1%)
Newcrest Mining is a gold mining, exploration and production company. The company’s projects include Telfer, which is located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Newmont Mining Corp.
(U.S., 2.6%)
Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

PERFORMANCE RECORD
December 31, 2009 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—INIVX
1 Year	54.34%	63.75%
5 Year	22.40%	23.87%
10 Year	20.67%	21.39%
Life (since 2/10/56)	10.82%	10.95%

C shares—IIGCX
1 Year	61.52%	62.52%
5 Year	23.06%	23.06%
Life (since 10/3/03)	20.69%	20.69%

I shares—INIIX
1 Year	n/a	64.34%
Life (since 10/2/06)	n/a	24.00%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.43% / Net Expense Ratio 1.43%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.45% of average daily net assets.

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.31% / Net Expense Ratio 2.27%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.20% of average daily net assets.

*	I shares: no sales or redemption charges
Gross Expense Ratio 3.11% / Net Expense Ratio 1.00%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
(unaudited)

These graphs compare a hypothetical $10,000 investment in the International Investors Gold Fund made ten years ago (Class A-INIVX) and at inception (Class C-IIGCX and Class I-INIIX) with a similar investment in NYSE Arca Gold Miners (GDM) Index and the S&P® 500 Index

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Class A – INIVX (w/o sales charge)	63.75%	23.87%	21.39%

Class A – INIVX (with sales charge)[2]	54.34%	22.40%	20.67%

GDM	38.00%	13.85%	—

S&P 500	26.47%	0.42%	(0.95)%

Average Annual Total Return 12/31/09	1 Year	5 Year	Since Inception[1]

Class C – IIGCX (w/o sales charge)	62.52%	23.06%	20.69%

Class C – IIGCX (with sales charge)[3]	61.52%	23.06%	20.69%

GDM	38.00%	13.85%	—

S&P 500	26.47%	0.42%	3.89%

Average Annual Total Return 12/31/09	1 Year	Since Inception[1]

Class I – INIIX	64.34%	24.00%

GDM	38.00%	9.50%

S&P 500	26.47%	-3.29%

[1]	Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C) and 10/2/06 (Class I).
[2]	The maximum sales charge is 5.75%.
[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. The GDM Index has only been calculated in real time by an independent calculation agent since 10/07/04.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Class A	Actual	$1,000.00	$1,358.50	$ 8.50
	Hypothetical**	$1,000.00	$1,018.00	$ 7.27

Class C	Actual	$1,000.00	$1,352.40	$13.76
	Hypothetical**	$1,000.00	$1,013.51	$11.77

Class I	Actual	$1,000.00	$1,361.40	$ 5.95
	Hypothetical**	$1,000.00	$1,020.16	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 1.43% on Class A Shares, 2.32% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

We are pleased to present this first annual shareholder report for the Multi-Manager Alternatives Fund. Since the inception date of the Multi-Manager Alternatives Fund was June 5, 2009, this report will cover the period from that date through December 31, 2009 (the “reporting period”). During the reporting period, the Fund (Class A shares, excluding sales charge) gained 1.35%. In comparison, the HFRX Global Hedge Fund Index1 advanced 7.72% and the S&P® 500 Index2 rose 20.03% for the same period.

Market and Economic Review

The reporting period was a time of recovery for both the equity and fixed income markets. Having declined sharply to 10-year lows in early March, equity prices moved higher for the remainder of the year. Fixed income also rallied, especially distressed debt, which provided some of the strongest gains during this period. Commodity prices, led by gold, rallied as well, primarily on weakness in the U.S. dollar and on anticipation of future inflation. Volatility3 had spiked in early March, but then gradually retreated as world markets stabilized.

Like the financial markets, the economy also began to recover, as the federal government became intertwined with the private sector. Earlier in 2009, it was decreed that many of the troubled banks were too big to fail. The Federal Reserve Board (the “Fed”) initiated a number of unprecedented programs that provided these banks with virtually unlimited amounts of capital. Then, a series of corporate bailouts, beginning with the auto industry, helped to move inventory. Finally, broad-reaching health care reform moved through both houses of Congress, creating the potential for another massive entitlement program. The U.S. debt rapidly expanded to almost $12 trillion.

Unfortunately for the consumer, most of the fiscal stimulus did not reach the broader economy, as the banks used it to fortify their own troubled balance sheets. Unemployment rose to double-digit levels and housing foreclosures continued to rise. Some stability in the housing market was seen, but concerns for the commercial real estate market persisted.

Globally, the world’s economies were substantially more interconnected during 2009 than ever before. The strong equity rally lifted emerging market economies sharply higher and China continued to outperform. The U.S. dollar became the carry trade4 of choice, replacing the yen. European markets moved higher as well, despite sovereign debt concerns for most of the European Union.

MULTI-MANAGER ALTERNATIVES FUND

As the Fund was launched in June and therefore about three months into the markets’ rally, it did not participate in the markets’ strong early gains but it did maintain slow and steady performance from its inception through the end of the calendar year.

Fund Review

In building the Fund’s portfolio, we established positions in multiple hedge-style strategies, including long/short equity, global macro, fixed income arbitrage and long/short corporate credit, among others. Allocations to these strategies ranged from 2% to 32% of the Fund’s net assets as of December 31, 2009. Additional equity and fixed income exposure was generated through the use of open end long/short equity funds, merger arbitrage funds, and closed-end bond funds. As of December 31, 2009, the Fund had assets allocated to four sub-advisers and was invested in four mutual funds and three closed-end funds.

Fixed Income Strategies

Upon its inception in June, the Fund was able to garner some early gains due primarily to a tactical macro decision by the investment team to exploit the inefficient discounts to net asset value (NAV) in closed-end bond funds, which invested in a variety of fixed income sectors, including municipal bonds, investment grade corporate bonds, emerging markets income securities, senior loans, global convertible securities and non-convertible income-producing securities. As these closed-end bond funds began to hit price targets and as discounts closed, we exited the Fund’s positions in many of these investments in favor of an investment in the Loomis Sayles Bond Fund (7.6% of Fund net assets†), one of the Fund’s underlying positions, which continued to perform strongly through the end of the year. We also favored more actively-managed strategies that had demonstrated the ability to generate alpha5 with low volatility and beta6 to the broader indexes. As the fixed income market continued to rally through yearend, it turned out that we were early in our decision to reduce the overall risk in the Fund’s portfolio. That said, the following sub-advisers actively managed a portion of the Fund’s total net assets during the reporting period.

We hired Dix Hills Partners (“Dix Hills”) as a sub-adviser to actively manage an alternative Treasury strategy (“ATS”). Dix Hills’ performance for the reporting period was positive overall, but modestly so. From a strategy perspective, the reporting period was in many ways an average one for the ATS, with returns very much in line with its longer-term trading record. What was not average was the performance of longer-dated U.S. Treasuries themselves. The 10-year Treasury yield began and ended the reporting period at approximately the same level of about 3.83%—but this masks significant volatility, as the 10-year Treasury yield declined to as low as 3.18% several times during these months.

We hired Clutterbuck Capital Management, LLC (“Clutterbuck”) as a sub-adviser to manage a capital structure arbitrage strategy. Clutterbuck’s strategy generated strong double-digit returns since coming on board with the Fund, as ebbing investor risk aversion helped drive corporate credit to generate among the best performing fixed income sector returns during the reporting period. Clutterbuck achieved such gains with a cautious approach including a net long exposure of just under half its assets under management. Clutterbuck was able to successfully identify capital structure arbitrage opportunities and invest in distressed fixed-income securities, which experienced a strong run-up during the second half of 2009. The investment team redeemed the Fund’s position with Clutterbuck at the end of the reporting period.

Long/Short Equity Strategy

We hired Tetra Capital Management LLC (“Tetra”) as a sub-adviser to manage a long/short small- /mid-cap equity strategy. Tetra produced disappointing returns, as its strategy did not participate in the equity market rally during the reporting period. Tetra’s bottom-up, fundamentally-oriented approach led it to maintain modest gross exposure and fairly neutral net exposures. During the reporting period, Tetra’s long portfolio performed fairly well, with meaningful contributions from holdings in the technology, commercial services and financial sectors. However, these gains were offset by broad losses on the short portfolio and in its protective put positions. By the end of December, Tetra’s gross exposure had risen, and while still fairly low, its net exposure was slightly positive. We therefore believe Tetra was well positioned going into 2010. On the long side of the portfolio, Tetra was focusing its core positions on businesses with strong capital structures and improving operating leverage. Many of these positions are niche businesses with improving demand for their services that is not directly dependent on broad economic recovery. On the short side of the portfolio, Tetra was focusing on businesses in industries with excess capacity. Here, Tetra identified companies where stock valuations had risen sharply in anticipation of economic recovery, yet operating leverage and earnings growth was likely to disappoint as pricing power deteriorates in an increasingly competitive environment. Evidence of this could be seen in casual dining and trucking companies, for example, and is expected to be seen more in certain industrial businesses where earnings growth is likely to be further complicated by rising raw materials prices, such as those for copper, steel and petroleum.

MULTI-MANAGER ALTERNATIVES FUND

The investment team also sought to implement a long/short equity strategy by investing in the TFS Market Neutral Fund (“TFS”) and the Caldwell & Orkin Market Opportunity Fund (“C&O”). TFS (17.6% of Fund net assets†), one of the Fund’s underlying positions, includes a bit of fixed income and some futures exposure. C&O (5.1% of Fund net assets†), one of the Fund’s underlying positions, includes some fixed income exposure. During the reporting period, TFS contributed positively to the Fund’s results. Despite its “market neutral” nomenclature, TFS actually maintained a modest net long bias and participated in the equity market rally, experiencing low volatility and not drawing down as much as the broader market on dips. C&O, on the other hand, produced disappointing returns during the reporting period, finding it increasingly difficult as a lower beta manager to ramp up long exposure at valuations seen during the reporting period and refusing to chase the market.

Global Macro Strategy

Sub-adviser Lazard Asset Management LLC (“Lazard”) managed a portion of the Fund’s net assets employing a global asset allocation strategy that seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: long alpha generating ideas and short global market exposure. For the reporting period, this portion of the Fund generated solid gains.

In this portion of the Fund, what Lazard refers to as “thematic investments,” or those in sectors that may grow in relative terms at faster rates than the overall economy, were the greatest contributors to returns during the reporting period. Reflation was one of the most significant investment themes, captured through investments in emerging markets and agriculture. Investments in Brazil and Asia (ex-Japan) also added significantly to returns. Energy investments contributed as well, though positions in U.S. natural gas offset some of these gains. Contrarian investments were also solid contributors for the reporting period. Technology, steel and materials holdings, which were out of favor when Lazard made its initial investments, performed particularly well, as the worst-case scenario of a global depression never materialized. Offsetting some of the gains from these investments were positions in financials and autos. Discounted assets were the best-performing segment within this portion of the Fund on an absolute basis, but accounted for the smallest allocation. Outperformance in this category was largely driven by fixed-income closed-end fund investments, which in turn were propelled by strong performance in credit markets. Lazard’s diversifying investments, or those uncorrelated to the overall equity market or that possess attractive absolute return-oriented characteristics, contributed positively as well. The largest allocation in this segment went toward fixed-income and other risk reduction strategies. As Lazard believed that the economic recovery will be W-shaped along with volatile markets, it bought positions that it believed would potentially provide capital preservation in the event of a recurrence of the financial crisis of 2008—namely, U.S. Treasury securities, U.S. agency mortgages, global health care, global staples equities and the Volatility Index (VIX)7. An investment in gold kept pace with equity market returns. Lazard’s allocation to hedged assets was a detractor from performance. Exposure was comprised of short positions in exchange traded funds that tracked a variety of U.S. and international equity market indices. As markets rallied strongly, the category generated negative returns.

Arbitrage Strategy

Based on our investment team’s expectations for renewed merger activity, we initiated a Fund position in The Arbitrage Fund (7.9% of Fund net assets†), one of the Fund’s underlying positions. Through the end of 2009, The Arbitrage Fund was the best-performing merger arbitrage mutual fund since its inception. In our view, such a track record can be attributed to the dedicated repeatable business process of its management team as well as to the relatively small size of the fund, which allows it to participate in smaller deals that competitors cannot take part in due to liquidity constraints. During the period in which the Fund was invested in this mutual fund, it showed solid slow and steady performance.

* * *

Going forward, our investment team intends to seek moderate exposure to equity strategies. We seek to focus on strategies that we believe have the proven ability to participate in the upside and protect on the downside of overall market movement. These may be funds with repeatable business processes that can generate alpha while maintaining a low beta and standard deviation8. Some examples of these strategies may include low net exposure long/short equity, fixed income, arbitrage, options volatility and managed futures. As the Fund continues to grow, we may also seek to liquidate exposure to certain strategies and further diversify Fund assets among already approved sub-advisers as appropriate.

You can lose money by investing in the Fund. Any investment in the Fund should be a part of an overall investment program rather than a complete program. Because the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the

MULTI-MANAGER ALTERNATIVES FUND

Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

In July 2009, Stephen H. Scott joined the investment team. The team is responsible for management, research, due diligence, manager selection and asset allocation for the Fund.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Hao-Hung	Michael F. Mazier
(Peter) Liao

January 22, 2010

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.
[3]	Volatility is the annualized standard deviation of monthly returns.
[4]

A currency carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates - which can often be substantial, depending on the amount of leverage the investor chooses to use.

[5]

Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

[6]	Beta is a measure of sensitivity to market movements.
[7]

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. A high value corresponds to amore volatile market and therefore more costly options, which can be used to defray risk from the volatility by selling options. Often referred to as the “fear index,” it represents one measure of the market’s expectation of volatility over the next 30 day period.

8

Standard deviation is a measure of the variability or volatility of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	4Q 2009 Allocation (%)	3Q 2009 Allocation (%)	2Q 2009 Allocation (%)	Implementation

Arbitrage
Fixed income arbitrage	7.34	—	—	Sub-Adviser
Market arbitrage	7.68	—	—	Open-end funds

Event Driven
Distressed Debt	1.40	11.07	14.9	Closed-end funds

Directional/tactical
Global Macro	8.37	8.09	9.5	Sub-Adviser
Long/Short Equity	17.21	16.78	14.6	Sub-Adviser
Long/Short Equity	26.54	23.45	29.0	Open-end funds
Long/Short Fixed Income	13.18	23.83	9.7	Sub-Adviser
Long Only Fixed Income	7.33	—	—	Sub-Adviser

Other	—	11.43	10.7	—

Cash	10.95	5.35	11.6	—

Total	100.0	100.0	100.0	—

*	Percentage of net assets.
Portfolio is subject to change.

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

*	Net exposure was calculated by adding long and short positions.
Percentage of net assets. Portfolio is subject to change.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE RECORD
December 31, 2009 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—VMAAX
Life (since 6/5/09)	(4.46)%	1.35%

I shares—VMAIX
Life (since 6/5/09)	n/a	1.46%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 3.03% / Net Expense Ratio 2.56%

The Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.40% of average daily net assets at least until April 30, 2010. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in Underlying Funds. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

*	I shares: no sales or redemption charges
Gross Expense Ratio 2.94% / Net Expense Ratio 2.30%

The Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets at least until April 30, 2010. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in Underlying Funds. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Multi-Manager Alternatives Fund (Class A-VMAAX and Class I-VMAIX) made at its inception with a similar investment in the HFRX Global Hedge Fund (HFRXGL) Index, S&P® 500 Index and Citigroup Three-Month U.S. Treasury Bill Index.

Average Total Return 12/31/2009	Since Inception[1]

Class A – VMAAX (w/o sales charge)	1.35%

Class A – VMAAX (with sales charge)[2]	(4.46)%

HFRXGL	7.72%

S&P 500	20.03%

CG 3-Month T-Bill	0.08%

MULTI-MANAGER ALTERNATIVES FUND

Average Total Return 12/31/2009	Since Inception[1]

Class I – VMAIX	1.46%

HFRXGL	7.72%

S&P 500	20.03%

CG 3-Month T-Bill	0.08%

[1]	Inception date for the Multi-Manager Alternatives Fund (Class A and Class I) was 6/5/09.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

The Citigroup Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market. The Index represents an average of the last three-month Treasury Bills issues, and returns are calculated on a monthly basis.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Class A	Actual	$1,000.00	$1,022.70	$13.14
	Hypothetical**	$1,000.00	$1,012.26	$11.71

Class I	Actual	$1,000.00	$1,023.90	$13.07
	Hypothetical**	$1,000.00	$1,013.64	$11.65

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 2.58% on Class A Shares and 2.30% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 89.3%
Brazil: 6.8%
115,000	Anhanguera Educacional Participacoes S.A. *	$1,614,029
142,000	BR Malls Participacoes S.A. *	1,751,959
174,000	Localiza Rent A Car S.A.	1,914,900
95,000	Marfrig Alimentos S.A.	1,035,396
30,600	Petroleo Brasileiro S.A. (ADR)	1,459,008

		7,775,292

China / Hong Kong: 21.1%
1,250,000	China Dongxiang (Group) Co. Ltd. #	964,483
1,341,800	China Lifestyle Food & Beverages Ltd. (SGD) *	162,370
3,590,000	China Power New Energy Development Co. Ltd. * #	257,106
1,180,000	China Shanshui Cement Group Ltd. #	856,586
730,000	Fu Ji Food & Catering Services Holdings Ltd. * #	—
395,000	Golden Eagle Retail Group Ltd. #	801,220
4,700,000	I.T. Ltd. * #	910,576
5,020,000	Inspur International Ltd. #	713,659
1,999,000	Ju Teng International Holdings Ltd. #	1,980,630
1,031,000	KWG Property Holdings Ltd. #	786,564
200,000	Lianhua Supermarket Holdings Co. Ltd. #	601,795
2,300,000	Ming Fai International Holdings Ltd. #	401,547
760,000	Pacific Basin Shipping Ltd. #	544,706
1,400,000	Peace Mark Holdings Ltd. * #	—
425,000	Ports Design Ltd. #	1,310,372
4,758,831	Qin Jia Yuan Media Services Co. Ltd. #	940,002
17,100,000	REXLot Holdings Ltd. #	1,905,305
1,530,000	Sa Sa International Holdings Ltd. #	1,010,857
435,000	Shimao Property Holdings Ltd. #	815,569
1,450,000	SJM Holdings Ltd. #	796,720
2,060,000	Soho China Ltd. #	1,106,703
1,645,000	Techtronic Industries Co. #	1,363,653
145,000	Tencent Holdings Ltd. #	3,136,019
2,145,400	Tian An China Investment Co. Ltd. #	1,379,777
498,000	XinAo Gas Holdings Ltd. #	1,275,026

		24,021,245

Georgia: 0.5%
73,483	Bank of Georgia Reg S (GDR) *	613,583

India: 8.1%
37,000	Advanta India Ltd. #	431,023
104,000	Crompton Greaves Ltd. #	952,382
35,500	Financial Technologies India Ltd. #	1,018,467
120,000	Godrej Consumer Products Ltd. #	678,017
450,000	Gujarat NRE Coke Ltd. #	766,736
457,900	Hirco PLC (GBP) * #	1,102,776
97,000	Housing Development & Infrastructure Ltd. * #	747,449
100,000	IVRCL Infrastructures & Projects Ltd. #	748,176
45,000	Jain Irrigation Systems Ltd. #	839,778

See Notes to Financial Statements

Number of Shares		Value

India: (continued)
170,000	Rolta India Ltd. #	$709,304
113,885	Shriram Transport Finance Co. Ltd. #	1,194,391

		9,188,499

Indonesia: 3.1%
1,075,000	Bank Rakyat Indonesia PT #	864,013
6,000,000	Delta Dunia Petroindo Tbk PT * #	1,071,193
9,750,000	Mitra Adiperkasa Tbk PT * #	638,816
2,190,000	Perusahaan Gas Negara PT #	904,966

		3,478,988

Israel: 0.3%
68,000	Queenco Leisure International Ltd. (GDR) * R	293,663

Kazakhstan: 4.0%
80,385	Chagala Group Ltd. (GDR) * (a)	241,155
45,000	Eurasian Natural Resources Corp. (GBP) #	659,140
136,000	Halyk Savings Bank of Kazakhstan Reg S (GDR) *	1,292,000
165,000	Kazakhstan Kagazy PLC (GDR) *	44,550
197,400	Kazakhstan Kagazy PLC (GDR) * R	53,298
90,000	KazMunaiGas Exploration Reg S (GDR) #	2,228,308

		4,518,451

Malaysia: 1.5%
796,700	CB Industrial Product Holding BHD #	677,663
4,730,250	KNM Group BHD #	1,053,867

		1,731,530

Mexico: 2.6%
120,000	Banco Compartamos, S.A. de C.V.	619,355
450,000	Corporacion GEO S.A. de C.V. (Series B) *	1,195,001
34,500	Grupo Televisa S.A. (ADR)	716,220
205,000	Megacable Holdings, S.A.B. de C.V. *	432,503

		2,963,079

Panama: 1.0%
22,000	Copa Holdings S.A. (Class A)	1,198,340

Peru: 0.7%
10,000	Credicorp Ltd. (ADR)	770,200

Philippines: 1.0%
2,700,000	Alliance Global Group, Inc. * #	240,208
25,900,000	Megaworld Corp. #	824,646
5,720,000	Megaworld Warrants *
	(PHP 1.00, expiring 4/28/14)	73,000

		1,137,854

Poland: 1.7%
400,000	International Personal Finance Plc (GBP) #	1,339,065
15,000	KGHM Polska Miedz S.A. #	552,948

		1,892,013

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Russia: 6.3%
13,000	Gazprom OAO (ADR) #	$328,278
85,000	Globaltrans Investment PLC Reg S (GDR) * #	830,150
27,000	Lukoil (ADR)	1,522,800
16,000	Magnit OAO #	1,129,807
89,000	Novorossiysk Sea Trade Port Reg S (GDR) #	1,016,632
34,000	Pharmstandard Reg S (GDR) * #	671,685
495,000	Sberbank RF #	1,363,809
180,000	Sistema Hals Reg S (GDR) *	261,000

		7,124,161

Singapore: 1.3%
1,300,000	CSE Global Ltd. #	797,366
150,000	Wilmar International Ltd. #	682,051

		1,479,417

South Africa: 4.8%
25,000	African Rainbow Minerals Ltd. (GBP) #	585,906
47,412	Bidvest Group Ltd. #	826,554
54,000	Naspers Ltd. #	2,185,389
100,000	Spar Group Ltd. #	961,232
68,224	Standard Bank Group Ltd. #	937,066

		5,496,147

South Korea: 11.5%
6,050	Cheil Worldwide, Inc. #	1,638,444
24,100	CJ O Home Shopping Co. Ltd. #	1,597,658
3,900	Glovis Co. #	380,532
8,200	Hyundai Mobis Co. Ltd. #	1,201,621
6,460	Lotte Shopping Co. #	1,913,151
72,400	NanoTronix Co. Ltd. * #	595,390
24,200	Samsung Card Co. #	1,194,279
1,200	Samsung Electronics Co. Ltd. #	822,876
25,000	Samsung Techwin Co. Ltd. #	1,949,400
21,000	Suprema, Inc. #	317,801
75,500	Woongjin Thinkbig Co. Ltd. #	1,426,992

		13,038,144

Taiwan: 8.8%
750,000	Advanced Semiconductor Engineering, Inc. #	673,196
800,000	China Ecotek Corp. #	1,132,808
736,862	Fortune Electric Co. Ltd. #	748,980
611,600	Lumax International Corp. Ltd. #	1,184,014
113,144	MediaTek, Inc. #	1,965,827
253,707	Shin Zu Shing Co. Ltd. #	1,263,518
915,000	Uni-President Enterprises Corp. #	1,128,126
1,009,692	Wistron Corp. #	1,955,230

		10,051,699

Thailand: 0.7%
1,070,000	Tisco Financial Group PLC (NVDR) #	774,969

See Notes to Financial Statements

Number of Shares		Value

Turkey: 3.0%
16,000	BIM Birlesik Magazalar A.S. #	$744,053
717,381	Sinpas Gayrimenkul Yatirim Ortakligi A.S. #	1,106,071
355,000	Turkiye Garanti Bankasi A.S. #	1,512,268

		3,362,392

United Arab Emirates: 0.4%
100,000	First Gulf Bank PJSC	433,839

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe *	120,000

Total Common Stocks (Cost: $84,944,249)		101,463,505

PREFERRED STOCKS: 7.6% (Cost: $3,882,352)
Brazil: 7.6%
107,988	Cia Vale do Rio Doce	2,617,825
43,000	Diagnosticos da America S.A.*	1,411,269
71,000	Dufry South America Ltd. (BDR)	1,446,916
45,000	Hypermarcas S.A. *	1,024,196
130,000	PDG Realty S.A. Empreendimentos e Participacoes	1,293,653
12,000	Totvs S.A.	806,089

		8,599,948

MONEY MARKET FUND: 2.9% (Cost: $3,350,325)
United States: 2.9%
3,350,325	AIM Treasury Portfolio — Institutional Class	3,350,325

Total Investments: 99.8% (Cost: $92,176,926)		113,413,778
Other assets less liabilities: 0.2%		229,051

NET ASSETS: 100.0%		$113,642,829

ADR — American Depositary Receipt
BDR— Brazilian Depositary Receipt
GBP— British Pound
GDR— Global Depositary Receipt
NVDR— Non-Voting Depository Receipt
PHP — Philippine Peso
SGD— Singapore Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $83,645,336, which represents 73.6% of net assets.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $346,961, or 0.3% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR) (a)	7/19/07	197,400	$987,000	$53,298	0.0%
Queenco Leisure International Ltd. (GDR) (a)	7/6/07	68,000	1,297,605	293,663	0.3%

			$2,284,605	$346,961	0.3%

(a)	Illiquid security

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Materials	4.7%	$5,370,253
Communications	9.8	11,070,959
Consumer, Cyclical	17.0	19,269,320
Consumer, Non-cyclical	11.9	13,461,689
Diversified	0.7	826,554
Energy	6.7	7,633,429
Financial	21.6	24,518,212
Industrial	11.5	13,054,660
Technology	11.2	12,678,385
Utilities	1.9	2,179,992

Total Common and Preferred Stocks	97.0%	110,063,453
Money Market Fund	3.0	3,350,325

	100.0%	$113,413,778

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 94.2%
Brazil: 2.8%
1,312,000	Petroleo Brasileiro S.A. (ADR)	$62,556,160

Canada: 14.8%
385,300	Agnico-Eagle Mines Ltd. (USD)	20,806,200
707,700	Brazilian Resources, Inc. * #	—
794,900	Canadian Natural Resources Ltd.	57,193,055
72,800	CIC Energy Corp. * R	107,893
607,300	First Quantum Minerals Ltd.	46,605,056
3,435,700	IAMGOLD Corp. (USD)	53,734,348
146,172	Kinross Gold Corp.	2,707,225
2,078,600	Kinross Gold Corp. (USD)	38,246,240
3,275,000	Osisko Mining Corp. *	26,491,849
2,310,200	Pacific Rubiales Energy Corp. *	34,127,829
184,100	Petrolifera Petroleum Ltd. *	170,748
571,050	Petrolifera Petroleum Ltd. * R	529,635
3,475,600	Red Back Mining, Inc. *	49,848,448
217,900	TimberWest Forest Corp. *	904,227

		331,472,753

Kazakhstan: 1.5%
1,368,700	KazMunaiGas Exploration Reg S (GDR) #	33,887,611

Kuwait: 0.5%
14,368,991	Kuwait Energy Co. K.S.C.C. * # R	10,281,800

United Kingdom: 9.4%
1,421,000	African Minerals Ltd. * #	8,530,045
701,000	BHP Billiton PLC #	22,347,906
2,441,100	Heritage Oil Ltd. * #	17,126,414
1,046,126	Randgold Resources Ltd. (ADR)	82,769,489
120,700	Rio Tinto PLC (ADR)	25,997,573
2,988,200	Xstrata PLC * #	53,297,839

		210,069,266

United States: 65.2%
1,731,900	AK Steel Holding Corp.	36,976,065
1,371,800	Alpha Natural Resources, Inc. *	59,508,684
1,143,300	Anadarko Petroleum Corp.	71,364,786
430,400	Apache Corp.	44,404,368
461,800	Berry Petroleum Co.	13,461,470
2,000,700	Brigham Exploration Co. *	27,109,485
554,600	Cabot Oil & Gas Corp.	24,175,014
536,600	Cameron International Corp. *	22,429,880
628,800	Cimarex Energy Co.	33,307,536
458,650	Comstock Resources, Inc. *	18,607,431
782,450	Concho Resources, Inc. *	35,132,005
871,200	Crimson Exploration, Inc. *	3,815,856
451,400	Cummins, Inc.	20,701,204
597,600	Dril-Quip, Inc. *	33,752,448

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States: (continued)
369,000	Ellora Oil & Gas, Inc. * # R	$2,658,645
501,800	EQT Corp.	22,039,056
4,980,100	Far East Energy Corp. *	2,290,846
996,020	Far East Energy Corp. Warrants * # (USD 1.25, expiring 12/22/14)	494,026
993,000	Freeport-McMoRan Copper & Gold, Inc. *	79,727,970
2,162,700	Halliburton Co.	65,075,643
291,689	Kaiser Aluminum Corp.	12,140,096
1,378,000	Key Energy Services, Inc. *	12,112,620
2,155,100	Louisiana-Pacific Corp. *	15,042,598
2,013,700	Mariner Energy, Inc. *	23,379,057
659,100	Massey Energy Co.	27,688,791
274,200	Monsanto Co.	22,415,850
360,398	MYR Group, Inc. *	6,515,996
1,790,675	Newfield Exploration Co. *	86,364,255
1,284,100	Noble Corp.	52,262,870
790,200	Noble Energy, Inc.	56,278,044
1,282,900	NRG Energy, Inc. *	30,289,269
944,300	Occidental Petroleum Corp.	76,818,805
1,330,000	Petrohawk Energy Corp. *	31,906,700
5,072,700	Quicksilver Resources, Inc. *	76,141,227
690,500	Schlumberger Ltd.	44,944,645
985,000	Southwestern Energy Co. *	47,477,000
2,353,500	Steel Dynamics, Inc.	41,704,020
748,700	Terex Corp. *	14,831,747
856,616	Transocean, Inc. *	70,927,805
4,057,900	Weatherford International Ltd. *	72,676,989
480,400	Weyerhaeuser Co.	20,724,456

		1,459,675,258

Total Common Stocks (Cost: $1,730,472,511)		2,107,942,848

EXCHANGE TRADED FUND: 1.4% (Cost: $26,172,255)
United States: 1.4%
1,902,600	iShares Silver Trust *	31,526,082

MONEY MARKET FUND: 4.9% (Cost: $109,468,933)
United States: 4.9%
109,468,933	AIM Treasury Portfolio - Institutional Class	109,468,933

Total Investments: 100.5% (Cost: $1,866,113,699)		2,248,937,863
Liabilities in excess of other assets: (0.5)%		(10,168,418)

NET ASSETS: 100.0%		$2,238,769,445

See Notes to Financial Statements

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $148,624,286, which represents 6.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $13,577,973, or 0.6% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/07	72,800	$922,687	$107,893	0.0%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	2,658,645	0.1
Kuwait Energy Co. K.S.C.C. (a)	8/6/08	14,368,991	10,862,672	10,281,800	0.5
Petrolifera Petroleum Ltd.	3/7/05	571,050	507,487	529,635	0.0

			$16,720,846	$13,577,973	0.6%

(a)	Illiquid security

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Industry	0.3%	$6,515,996
Capital Goods	1.6	35,532,951
Chemicals	1.5	34,555,946
Energy	62.5	1,404,876,401
Industrial Metals	14.0	315,186,474
Paper and Forest	1.6	36,671,281
Precious Metals	12.2	274,603,799

Total Common Stocks	93.7	2,107,942,848
Exchange Traded Fund	1.4	31,526,082
Money Market Fund	4.9	109,468,933

	100.0%	$2,248,937,863

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 96.4%
Australia: 9.8%
6,309,000	Andean Resources Ltd. * #	$14,689,166
7,898,384	Lihir Gold Ltd. #	23,034,308
905,725	Newcrest Mining Ltd. #	28,688,642
4,521,260	Perseus Mining Ltd. * #	7,185,507

		73,597,623

Canada: 66.2%
310,440	Agnico-Eagle Mines Ltd.	16,895,582
583,333	Agnico-Eagle Mines Ltd. (USD)	31,499,982
1,510,000	Amarillo Gold Corp. *	1,133,384
1,440,000	Argonaut Gold Ltd. * R	4,819,047
720,000	Argonaut Gold Ltd. Warrants * # (CAD 4.50, expiring 12/29/12)	24,095
1,377,900	AuEx Ventures, Inc. *	3,847,079
3,050,000	Aurizon Mines Ltd. *	13,794,043
390,000	Aurizon Mines Ltd. (USD) *	1,755,000
1,000,000	AXMIN, Inc. * R	81,274
352,638	Barrick Gold Corp. (USD)	13,886,884
940,000	Bear Creek Mining Corp. *	3,496,294
948,000	Bear Creek Mining Corp. * R	3,526,051
1,209,900	Brett Resources Inc. *	2,059,207
560,000	Eastmain Resources, Inc. *	813,884
1,839,000	Eastmain Resources, Inc. * R	2,672,735
919,500	Eastmain Resources, Inc. Warrants * # R (CAD 2.00, expiring 7/3/10)	72,094
1,700,000	Eldorado Gold Corp. *	24,252,044
1,320,146	Eldorado Gold Corp. (CDI) *	18,463,236
40,000	Eldorado Gold Corp. (USD) *	566,800
2,173,900	European Goldfields Ltd. *	12,637,866
2,800,000	Evolving Gold Corp. *	2,971,745
15,000	Franco-Nevada Corp.	403,021
570,000	Franco-Nevada Corp. R	15,314,816
947,600	Gammon Gold, Inc. *	10,519,325
692,500	Gammon Gold, Inc. (USD) *	7,624,425
3,431,000	Gleichen Resources Ltd. * (a)	3,674,255
1,590,300	Gold Wheaton Corp. Warrants * R (CAD 1.00, expiring 7/8/13)	114,044
437,500	Goldcorp, Inc.	17,297,533
1,230,897	Goldcorp, Inc. (USD)	48,423,488
17,500	Goldcorp, Inc. Warrants * (CAD 45.75, expiring 6/9/11)	125,496
2,845,000	Great Basin Gold Ltd. *	4,923,698
300,000	Great Basin Gold Ltd. * R	519,195
850,000	Great Basin Gold Ltd. (USD) *	1,453,500
1,000,000	Great Basin Gold Ltd. Warrants *
	(CAD 1.60, expiring 10/15/10)	420,710

See Notes to Financial Statements

Number of Shares		Value

Canada: (continued)
2,046,000	Guyana Goldfields, Inc. *	$15,669,991
802,800	IAMGOLD Corp.	12,673,163
4,409,200	IAMGOLD Corp. (USD)	68,959,888
450,000	International Tower Hill Mines Ltd. *	3,227,040
60,000	Jinshan Gold Mines, Inc. * R	181,862
601,000	Keegan Resources, Inc. *	3,809,944
372,437	Kinross Gold Corp.	6,897,839
222,350	Kinross Gold Corp. R	4,118,104
1,139,738	Kinross Gold Corp. (USD)	20,971,179
156,618	Kinross Gold Corp. Warrants * (CAD 32.00, expiring 9/3/13)	594,515
1,640,000	Lake Shore Gold Corp. *	6,476,263
601,500	Minco Silver Corp. *	1,063,991
350,000	Minefinders Corp. *	3,644,404
855,170	New Gold, Inc. *	3,107,182
3,382,630	New Gold, Inc. (USD) *	12,312,773
1,026,170	New Gold, Inc. (USD) * R	3,735,259
1,130,850	New Gold, Inc. Warrants * R (CAD 15.00, expiring 4/3/12)	37,845
770,000	Northgate Minerals Corp. *	2,385,428
666,666	Northgate Minerals Corp. * R	2,065,304
1,066,875	Orezone Gold Corp. *	877,289
1,373,200	Osisko Mining Corp. *	11,107,971
1,093,333	Osisko Mining Corp. * R	8,844,098
602,124	PAN American Silver Corp. *	14,427,717
341,000	PAN American Silver Corp. (USD) *	8,119,210
103,000	PAN American Silver Corp. Reg S Warrants * # (CAD 35.00, expiring 12/7/14)	618,778
855,000	Pediment Gold Corp. * R	1,365,253
514,500	Premier Gold Mines Ltd. *	2,056,327
560,000	Rainy River Resources Ltd. *	2,131,090
3,144,555	Red Back Mining, Inc. *	45,100,469
350,000	Red Back Mining, Inc. * R	5,019,840
5,114,000	San Gold Corp. *	17,847,779
408,375	Silver Wheaton Corp. *	6,200,693
2,260,000	Silver Wheaton Corp. (USD) *	33,945,200
18,611	Silver Wheaton Corp. Warrants * (CAD 4.00, expiring 9/5/13)	135,116
2,670,000	Silvercorp Metals, Inc.	17,794,043
1,188,981	Yamana Gold, Inc.	13,642,274
694,597	Yamana Gold, Inc. (USD)	7,904,514

		639,151,467

Mexico: 1.0%
724,000	Fresnillo PLC (GBP) #	9,196,233

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

South Africa: 4.7%
507,000	AngloGold Ashanti Ltd. (ADR)	$20,371,260
1,310,000	Gold Fields Ltd. (ADR)	17,174,100
650,000	Mvelaphanda Resources Ltd. * #	4,288,855
306,000	Northern Platinum Ltd. #	1,981,162

		43,815,377

United Kingdom: 9.2%
1,088,000	Randgold Resources Ltd. (ADR)	86,082,560

United States: 5.5%
9,881,000	Capital Gold Corp. *	8,803,971
509,000	Newmont Mining Corp.	24,080,790
2,085,000	Northgate Minerals Corp. *	6,421,800
253,100	Royal Gold, Inc.	11,921,010

		51,227,571

Total Common Stocks (Cost: $395,741,383)		903,070,831

EXCHANGE TRADED FUND: 1.2% (Cost: $7,741,474)
United States: 1.2%
102,000	SPDR Gold Trust *	10,945,620

MONEY MARKET FUND: 2.3% (Cost: $21,734,484)
21,734,484	AIM Treasury Portfolio - Institutional Class	21,734,484

Total Investments: 99.9% (Cost: $425,217,341)		935,750,935
Other assets less liabilities: 0.1%		1,278,796

NET ASSETS: 100.0%		$937,029,731

ADR — American Depositary Receipt
CAD — Canadian Dollar
CDI — CHESS Depositary Interests
GBP — British Pound
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $89,778,840, which represents 9.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $52,486,821, or 5.6% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Inc.	11/13/09	1,440,000	$4,090,715	$4,819,047	0.5%
AXMIN, Inc.	11/16/01	1,000,000	157,230	81,274	0.0
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	3,526,051	0.4
Eastmain Resources, Inc.	6/13/08	1,839,000	2,503,501	2,672,735	0.3
Eastmain Resources, Inc. Warrants	6/13/08	919,500	—	72,094	0.0
Franco-Nevada Corp.	11/30/07	570,000	8,687,456	15,314,816	1.6
Gold Wheaton Corp. Warrants	6/19/08	1,590,300	—	114,044	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	519,195	0.1
Jinshan Gold Mines, Inc.	2/25/08	60,000	64,866	181,862	0.0
Kinross Gold Corp.	10/22/07	222,350	983,691	4,118,104	0.4
New Gold, Inc.	3/9/07	1,026,170	2,350,456	3,735,259	0.4
New Gold, Inc. Warrants	9/9/07	1,130,850	—	37,845	0.0
Northgate Minerals Corp.	10/16/02	666,666	781,921	2,065,304	0.2
Osisko Mining Corp.	9/14/09	1,093,333	2,959,754	8,844,098	1.0
Pediment Gold Corp.	11/21/07	855,000	2,648,021	1,365,253	0.2
Red Back Mining, Inc.	11/21/08	350,000	958,416	5,019,840	0.5

			$29,344,665	$52,486,821	5.6%

(a)	Affiliated issuer as defined under the Investment Company Act of 1940.

Affiliates	Value 12/31/08	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 12/31/09

Gleichen Resources Ltd.	$ —	$3,386,810	$ —	$ —	$ —	$3,674,255

Summary of Investments by Industry (unaudited)	% of Investments	Value

Diversified Minerals	0.9%	$8,401,855
Gold Mining	76.4	714,669,566
Metal-Copper	2.0	19,193,059
Platinum	0.7	6,270,017
Precious Metals	6.7	63,035,353
Silver Mining	9.8	91,500,981

Total Common Stocks	96.5	903,070,831
Exchange Traded Fund	1.2	10,945,620
Money Market Fund	2.3	21,734,484

	100.0%	$935,750,935

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 11.3%
Basic Materials: 0.6%
5,800	Ferro Corp.	$47,792
2,100	Methanex Corp.	40,929
1,700	PH Glatfelter Co.	20,655

		109,376

Communications: 0.2%
500	Arris Group, Inc. *	5,715
1,100	Courier Corp.	15,675
300	EZchip Semiconductor Ltd. *	3,624
1,000	MasTec, Inc. *	12,500

		37,514

Consumer, Cyclical: 0.8%
1,800	American Eagle Outfitters, Inc.	30,564
2,100	Foot Locker, Inc.	23,394
1,000	GameStop Corp. (Class A) *	21,940
1,200	Spartan Motors, Inc.	6,756
3,100	The Timberland Co. *	55,583

		138,237

Consumer, Non-cyclical: 2.5%
900	AGA Medical Holdings, Inc. *	13,293
1,000	Career Education Corp. *	23,310
800	Chemed Corp.	38,376
2,000	Conmed Corp. *	45,600
800	CRA International, Inc. *	21,320
11,500	Great Lakes Dredge & Dock Corp.	74,520
1,400	Merit Medical Systems, Inc. *	27,006
2,400	Navigant Consulting, Inc. *	35,664
1,500	Pharmaceutical Product Development, Inc.	35,160
1,500	PharMerica Corp. *	23,820
1,100	RehabCare Group, Inc. *	33,473
2,100	Sara Lee Corp.	25,578
1,700	Seneca Foods Corp. *	40,579

		437,699

Diversified: 0.8%
11,000	Swire Pacific Ltd. (HKD) #	133,027

Energy: 0.5%
1,100	Comstock Resources, Inc. *	44,627
7,300	Energy XXI (Bermuda) Ltd.	16,863
600	Unit Corp. *	25,500

		86,990

Financial: 3.1%
1,300	First Chester County Corp.	11,895
1,100	Flushing Financial Corp.	12,386
2,900	Hanover Insurance Group, Inc.	128,847
6,500	Harleysville National Corp.	41,860

See Notes to Financial Statements

Number of Shares		Value

Financial: (continued)
16,200	Henderson Land Development Co. Ltd. (HKD) #	$121,058
500	Middleburg Financial Corp.	6,140
6,100	Ocwen Financial Corp. *	58,377
1,500	Old National Bancorp	18,645
700	Simmons First National Corp. (Class A)	19,460
6,550	Sun Hung Kai Properties Ltd. (HKD) #	97,393
1,200	TCF Financial Corp.	16,344

		532,405

Industrial: 1.3%
1,000	Clean Harbors, Inc. *	59,610
4,200	EnergySolutions, Inc.	35,658
6,400	Furmanite Corp. *	24,384
2,800	Marten Transport Ltd. *	50,260
3,400	PowerSecure International, Inc. *	24,514
400	SunPower Corp. *	9,472
1,200	SunPower Corp (Class B) *	25,140

		229,038

Technology: 1.5%
5,600	Actel Corp. *	66,528
15,200	Seachange International, Inc. *	99,864
1,300	Standard Microsystems Corp. *	27,014
1,400	STEC, Inc. *	22,876
1,900	Super Micro Computer, Inc. *	21,128
4,000	TriQuint Semiconductor, Inc. *	24,000

		261,410

Total Common Stocks (Cost: $1,850,900)(a)		1,965,696

CLOSED-END FUNDS: 1.8%
23,917	ING Prime Rate Trust	124,847
30,243	Van Kampen Senior Income Trust	127,625
8,800	MFS Multimarket Income Trust	57,200

Total Closed-End Funds (Cost: $257,520)(a)		309,672

Principal Amount
CORPORATE BONDS: 0.6%
29,000	Textron, Inc. 4.50%, 5/1/13	46,871
29,000	Wyndham Worldwide Corp. 3.50%, 5/1/12	48,901

Total Corporate Bonds (Cost: $99,076)(a)		95,772

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 10.4%
47,025	ETFS Natural Gas *	$26,785
670	First Trust ISE-Revere Natural Gas Index Fund	11,785
760	iPATH S&P 500 VIX Short-Term Futures ETN *	25,893
945	iShares Barclays 20+ Year Treasury Bond Fund	84,927
775	iShares Barclays Aggregate Bond Fund	79,972
1,070	iShares Barclays MBS Bond Fund	113,463
450	iShares COMEX Gold Trust *	48,317
1,030	iShares Dow Jones US Broker Dealers Index Fund	28,974
645	iShares Dow Jones US Technology Sector Index Fund	37,113
845	iShares iBoxx Investment Grade Corporate Bond Fund	88,007
440	iShares JPMorgan USD Emerging Markets Bond Fund	44,783
555	iShares MSCI All Country Asia ex Japan Index Fund	30,919
675	iShares MSCI Brazil Index Fund	50,362
45,211	iShares MSCI Emerging Markets Index Fund	216,257
1,260	iShares S&P Global 100 Index Fund	75,915
1,970	iShares S&P Global Consumer Staples Sector Index Fund	111,522
930	iShares S&P Global Healthcare Sector Index Fund	48,369
655	iShares S&P Global Materials Sector Index Fund	40,754
1,005	iShares S&P Global Utilities Sector Index Fund	48,230
1,315	Market Vectors Agribusiness ETF (b)	57,584
1,040	Market Vectors Nuclear Energy ETF (b)	23,566
2,040	PowerShares Dynamic Oil & Gas Services Portfolio	34,598
3,080	PowerShares Global Listed Private Equity Portfolio	27,751
2,690	PowerShares Global Nuclear Energy Portfolio	50,303
4,060	PowerShares Global Water Portfolio	73,730
4,849	Powershares QQQ	222,666
460	SPDR Gold Trust *	49,363
1,225	Vanguard Information Technology ETF	67,155

Total Exchange Traded Funds (Cost: $1,730,077)(a)		1,819,063

OPEN-END FUNDS: 38.2%
45,370	Caldwell & Orkin Market Opportunity Fund	896,511
98,953	Loomis Sayles Bond Fund	1,320,032
201,033	TFS Market Neutral Fund	3,067,766
107,541	The Arbitrage Fund	1,382,974

Total Open-End Funds (Cost: $6,592,226)(a)		6,667,283

OPTIONS PURCHASED: 0.1%
7	Acuity Brands, Inc. Puts ($35, expiring 01/16/10) *	560
9	Aerovironment, Inc. Puts ($25, expiring 01/16/10) *	90
6	Best Buy Co., Inc. Puts ($40, expiring 01/16/10) *	792
11	Cintas Corp. Puts ($25, expiring 02/20/10) *	605
4	Diamonds Trust, Series 1 Puts ($104, expiring 02/20/10) *	1,068
3	Direxion Daily Real Estate Bull 3x Shares Puts
	($135, expiring 01/16/10) *	1,680

See Notes to Financial Statements

Number of Shares		Value

OPTIONS PURCHASED: (continued)
2	Direxion Daily Real Estate Bull 3x Shares Puts ($145, expiring 02/20/10) *	$3,630
15	Financial Select Sector SPDR Fund Puts ($14, expiring 01/16/10) *	240
9	Industrial Select Sector SPDR Fund Puts ($26, expiring 01/16/10) *	36
6	Ingersoll-Rand PLC Puts ($35, expiring 01/16/10) *	240
4	iShares Cohen & Steers Realty Majors Index Fund Puts ($49, expiring 01/16/10) *	100
6	iShares Cohen & Steers Realty Majors Index Fund Puts ($52, expiring 02/20/10) *	1,305
8	iShares Russell 2000 Index Fund Puts ($58, expiring 01/16/10) *	136
6	iShares Russell 2000 Index Fund Puts ($60, expiring 01/16/10) *	324
9	iShares Russell 2000 Index Fund Puts ($61, expiring 01/16/10) *	630
4	iShares Russell 2000 Index Fund Puts ($61, expiring 02/20/10) *	732
6	Joy Global, Inc. Puts ($48, expiring 01/16/10) *	330
4	Joy Global, Inc. Puts ($50, expiring 01/16/10) *	440
5	Legg Mason, Inc. Puts ($28, expiring 02/20/10) *	425
4	Lubrizol Corp Puts ($70, expiring 01/16/10) *	160
5	Lufkin Industries, Inc. Puts ($65, expiring 01/16/10) *	113
23	Micron Technology, Inc. Puts ($9, expiring 01/16/10) *	115
15	Micron Technology, Inc. Puts ($9, expiring 02/20/10) *	330
3	Midcap SPDR Trust, Series 1 Puts ($124, expiring 01/16/10) *	156
4	Midcap SPDR Trust, Series 1 Puts ($126, expiring 01/16/10) *	220
3	Midcap SPDR Trust, Series 1 Puts ($129, expiring 02/20/10) *	870
3	NewMarket Corp. Puts ($105, expiring 01/16/10) *	180
7	Nordic American Tanker Shipping Puts ($30, expiring 01/16/10) *	350
4	Nordic American Tanker Shipping Puts ($33, expiring 04/17/10) *	1,632
5	Nordson Corp. Puts ($50, expiring 01/16/10) *	75
23	NVIDIA Corp. Puts ($16, expiring 01/16/10) *	161
6	Powershares QQQ Puts ($45, expiring 02/20/10) *	618
7	Powershares QQQ Puts ($46, expiring 01/16/10) *	497
15	Royal Caribbean Cruises Ltd. Puts ($22.5, expiring 01/16/10) *	150
6	Royal Caribbean Cruises Ltd. Puts ($25, expiring 01/16/10) *	420
6	SPDR Barclays Capital High Yield Bond ETF Puts ($37, expiring 01/16/10) *	60
7	SPDR Barclays Capital High Yield Bond ETF Puts ($39, expiring 01/16/10) *	245
10	The Charles Schwab Corp. Puts ($18, expiring 02/20/10) *	500
9	The Cooper Cos, Inc. Puts ($30, expiring 01/16/10) *	45
11	Veeco Instruments, Inc. Puts ($30, expiring 01/16/10) *	385
9	Woodward Governor Co. Puts ($22.5, expiring 01/16/10) *	135
7	WW Grainger, Inc. Puts ($95, expiring 01/16/10) *	490

Total Options Purchased (Cost: $30,534)		21,270

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

MONEY MARKET FUND: 39.1% (Cost: $6,826,667)
6,826,667	AIM Treasury Portfolio - Institutional Class	$6,826,667

Total Investments: 101.5% (Cost: $17,387,000)		17,705,423
Liabilities in excess of other assets: (1.5)%		(262,203)

NET ASSETS: 100.0%		$17,443,220

SECURITIES SOLD SHORT: (11.2)%
COMMON STOCKS: (6.8)%
Basic Materials: (0.3)%
(400)	Airgas, Inc.	$(19,040)
(300)	Stepan Co.	(19,443)
(700)	Valspar Corp.	(18,998)

		(57,481)

Consumer, Cyclical: (2.0)%
(500)	Brunswick Corp.	(6,355)
(600)	Citi Trends, Inc. *	(16,572)
(400)	Darden Restaurants, Inc.	(14,028)
(1,000)	Dillard’s, Inc.	(18,450)
(700)	Dress Barn, Inc. *	(16,170)
(500)	Fastenal Co.	(20,820)
(400)	Gymboree Corp. *	(17,396)
(803)	Marriott International, Inc.	(21,882)
(100)	Polo Ralph Lauren Corp.	(8,098)
(2,000)	Ruby Tuesday, Inc. *	(14,400)
(2,000)	Texas Roadhouse, Inc. *	(22,460)
(800)	The Cheesecake Factory, Inc. *	(17,272)
(400)	The Warnaco Group, Inc. *	(16,876)
(400)	Toro Co.	(16,724)
(300)	Watsco, Inc.	(14,694)
(900)	Williams—Sonoma, Inc.	(18,702)
(1,000)	Winnebago Industries *	(12,200)
(2,400)	Wyndham Worldwide Corp.	(48,408)
(500)	Yum! Brands, Inc.	(17,485)

		(338,992)

Consumer, Non-cyclical: (0.3)%
(800)	Luxottica Group S.p.A. (ADR)	(20,544)
(900)	Resources Connection, Inc. *	(19,098)
(400)	TrueBlue, Inc. *	(5,924)

		(45,566)

Energy: (0.2)%
(100)	First Solar, Inc. *	(13,540)
(100)	Lufkin Industries, Inc.	(7,320)
(300)	Peabody Energy Co.	(13,563)

		(34,423)

See Notes to Financial Statements

Number of Shares		Value

Financial: (0.5)%
(3,100)	First Niagara Financial Group, Inc.	$(43,121)
(500)	Regency Centers Corp.	(17,530)
(600)	Tower Bancorp, Inc.	(13,710)
(700)	Wells Fargo & Co.	(18,893)

		(93,254)

Industrial: (3.4)%
(800)	AAON, Inc.	(15,592)
(400)	AMETEK, Inc.	(15,296)
(500)	Arkansas Best Corp.	(14,715)
(500)	Armstrong World Industries, Inc. *	(19,465)
(700)	Astec Industries, Inc. *	(18,858)
(800)	Baldor Electric Co.	(22,472)
(800)	BE Aerospace, Inc. *	(18,800)
(1,700)	Comfort Systems USA, Inc.	(20,978)
(300)	Con-way, Inc.	(10,473)
(800)	EnerSys *	(17,496)
(400)	Gardner Denver, Inc.	(17,020)
(1,200)	Gibraltar Industries, Inc.	(18,876)
(800)	Kennametal, Inc.	(20,736)
(700)	Lennox International, Inc.	(27,328)
(1,600)	Masco Corp.	(22,096)
(400)	Nordson Corp.	(24,472)
(1,000)	Owens Corning *	(25,640)
(500)	Powell Industries, Inc. *	(15,765)
(100)	Precision Castparts Corp.	(11,035)
(400)	Regal—Beloit Corp.	(20,776)
(800)	Rofin—Sinar Technologies, Inc. *	(18,888)
(1,000)	Sun Hydraulics Corp.	(26,250)
(2,400)	Textron, Inc.	(45,144)
(600)	Thomas & Betts Corp. *	(21,474)
(900)	Timken Co.	(21,339)
(400)	Valmont Industries, Inc.	(31,380)
(500)	Wabtec Corp.	(20,420)
(700)	Watts Water Technologies, Inc.	(21,644)

		(584,428)

Technology: (0.1)%
(500)	Middleby Corp. *	(24,510)

Total Common Stocks Sold Short (Proceeds: ($1,159,095))		(1,178,654)

EXCHANGE TRADED FUNDS: (4.4)%
(1,530)	iShares MSCI EAFE Index Fund	(84,578)
(1,040)	iShares MSCI Emerging Markets Index Fund	(43,160)
(5,690)	SPDR Trust, Series 1	(634,094)

Total Exchange Traded Funds Sold Short (Proceeds: ($702,393))		(761,832)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Total Securities Sold Short (Proceeds: ($1,861,488))		$(1,940,486)

COVERED OPTIONS WRITTEN: (0.0)%
(5)	Career Education Corp. Calls ($20, expiring 01/16/10) *	(1,750)
(5)	Career Education Corp. Calls ($21, expiring 01/16/10) *	(1,300)
(2)	Comstock Resources, Inc. Calls ($40, expiring 01/16/10) *	(410)
(7)	Ferro Corp. Calls ($7.5, expiring 02/20/10) *	(787)
(7)	MasTec, Inc. Calls ($12.5, expiring 01/16/10) *	(298)
(8)	Methanex Corp. Calls ($20, expiring 01/16/10) *	(320)
(4)	RehabCare Group, Inc. Calls ($30, expiring 01/16/10) *	(410)
(7)	STEC, Inc. Calls ($14, expiring 01/16/10) *	(1,729)
(7)	STEC, Inc. Calls ($15, expiring 01/16/10) *	(1,715)

(Premiums received: ($6,966))		(8,719)

		Aggregate Value of Contracts	Unrealized Appreciation

FUTURES CONTRACTS
(6)	10 Year Treasury Note Mar 10 *	(692,719)	$14,417

ADR — American Depositary Receipt
HKD — Hong Kong Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $351,478, which represents 2.0% of net assets.

(a)	Securities segregated for securities sold short with a market value of $10,857,486.
(b)	Affiliated issuer - as defined under the Investment Company Act of 1940 (Van Eck Associates Corp. is the distributor and investment manager of the Market Vectors ETF Trust).

Affiliates	Value 12/31/08	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 12/31/09

Market Vectors Agribusiness ETF	$—	$51,419	$—	$—	$555	$57,584
Market Vectors Nuclear Energy ETF	—	24,437	—	—	435	23,566

Total	$—	$75,856	$—	$—	$990	$81,150

See Notes to Financial Statements

[This page intentionally left blank]

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Emerging Markets Fund	Global Hard Assets Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$113,413,778	$2,248,937,863
Affiliated issuers (2)	—	—
Foreign currency (3)	486	—
Receivables:
Due from Broker	—	—
Investments sold	—	573,864
Shares of beneficial interest sold	1,065,497	24,503,345
Dividends and interest	64,377	1,072,737
Variation margin	—	—
Unrealized appreciation on forward foreign currency contracts	—	55,233
Prepaid expenses	44,623	1,060,817

Total assets	114,588,761	2,276,203,859

Liabilities:
Securities sold short (4)	—	—
Written options, at value (5)	—	—
Payables:
Dividends on securities sold short	—	—
Investments purchased	106,314	32,577,479
Due to custodian	—	—
Shares of beneficial interest redeemed	317,727	2,268,013
Due to Adviser	96,257	1,616,052
Due to Distributor	45,225	539,428
Deferred Trustee fees	19,336	190,016
Accrued expenses	361,073	243,426

Total liabilities	945,932	37,434,414

NET ASSETS	$113,642,829	$2,238,769,445

See Notes to Financial Statements

	International Investors Gold Fund	Multi-Manager Alternatives Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$932,076,680	$17,624,273
Affiliated issuers (2)	3,674,255	81,150
Foreign currency (3)	—	—
Receivables:
Due from Broker	—	1,587,839
Investments sold	632,101	174,077
Shares of beneficial interest sold	3,145,393	77,758
Dividends and interest	386,943	2,967
Variation margin	—	2,344
Unrealized appreciation on forward foreign currency contracts	948	—
Prepaid expenses	332,435	—

Total assets	940,248,755	19,550,408

Liabilities:
Securities sold short (4)	—	1,940,486
Written options, at value (5)	—	8,719
Payables:
Dividends on securities sold short	—	4,184
Investments purchased	134,060	67,215
Due to custodian	632,148	788
Shares of beneficial interest redeemed	997,932	—
Due to Adviser	844,065	13,424
Due to Distributor	272,223	—
Deferred Trustee fees	130,747	300
Accrued expenses	207,849	72,072

Total liabilities	3,219,024	2,107,188

NET ASSETS	$937,029,731	$17,443,220

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009 (continued)

	Emerging Markets Fund	Global Hard Assets Fund

Class A Shares:
Net Assets	$91,059,404	$1,240,768,709

Shares of beneficial interest outstanding	8,500,910	30,318,405

Net asset value and redemption price per share	$10.71	$40.92

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$11.36	$43.42

Class C Shares:
Net Assets	$19,486,925	$358,113,716

Shares of beneficial interest outstanding	1,899,939	9,498,987

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$10.26	$37.70

Class I Shares:
Net Assets	$3,096,500	$639,887,020

Shares of beneficial interest outstanding	283,930	15,386,348

Net asset value, offering and redemption price per share	$10.91	$41.59

Net Assets consist of:
Aggregate paid in capital	$147,019,093	$1,994,846,500
Unrealized appreciation (depreciation) of investments, options, securities sold short, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	20,983,532	382,869,053
Accumulated net investment loss	(425,226)	(7,596,480)
Accumulated net realized loss on investments, written options, futures contracts, securities sold short, forward foreign currency contracts, foreign currency transactions, and capital gain distributions received from other investment companies	(53,934,570)	(131,349,628)

	$113,642,829	$2,238,769,445

(1) Cost of Investments – Unaffiliated issuers	$92,176,926	$1,866,113,699

(2) Cost of Investments – Affiliated issuers	$—	$—

(3) Cost of foreign currency	$481	$—

(4) Proceeds for securities sold short	$—	$—

(5) Premiums received for written options	$—	$—

See Notes to Financial Statements

	International Investors Gold Fund	Multi-Manager Alternatives Fund

Class A Shares:
Net Assets	$799,296,175	$14,906,816

Shares of beneficial interest outstanding	42,249,058	1,656,988

Net asset value and redemption price per share	$18.92	$9.00

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$20.07	$9.55

Class C Shares:
Net Assets	$131,608,936	$—

Shares of beneficial interest outstanding	7,308,940	—

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$18.01	$—

Class I Shares:
Net Assets	$6,124,620	$2,536,404

Shares of beneficial interest outstanding	274,146	281,537

Net asset value, offering and redemption price per share	$22.34	$9.01

Net Assets consist of:
Aggregate paid in capital	$488,045,064	$17,237,549
Unrealized appreciation (depreciation) of investments, options, securities sold short, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	510,532,396	252,088
Accumulated net investment loss	(53,654,107)	(2,851)
Accumulated net realized loss on investments, written options, futures contracts, securities sold short, forward foreign currency contracts, foreign currency transactions, and capital gain distributions received from other investment companies	(7,893,622)	(43,566)

	$937,029,731	$17,443,220

(1) Cost of Investments – Unaffiliated issuers	$421,830,531	$17,311,144

(2) Cost of Investments – Affiliated issuers	$3,386,810	$75,856

(3) Cost of foreign currency	$—	$—

(4) Proceeds for securities sold short	$—	$1,861,488

(5) Premiums received for written options	$—	$6,966

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

	Emerging Markets Fund		Global Hard Assets Fund

	Year Ended December 31, 2009		Year Ended December 31, 2009

Income:
Dividends	$1,196,306		$9,759,982
Dividends from affiliates	—		—
Interest	—		89,982
Foreign taxes withheld	(71,333)		(242,453)

Total income	1,124,973		9,607,511

Expenses:
Management fees	540,872		11,816,654
Dividends on securities sold short	—		—
Distribution fees – Class A	141,603		1,856,809
Distribution fees – Class C	132,651		2,209,908
Transfer agent fees – Class A	155,204		1,093,307
Transfer agent fees – Class C	65,937		522,961
Transfer agent fees – Class I	14,394		11,871
Administration fees	180,291		—
Custodian fees	58,065		134,692
Professional fees	46,778		266,819
Registration fees – Class A	20,843		60,495
Registration fees – Class C	17,750		28,046
Registration fees – Class I	22,891		21,351
Reports to shareholders	23,396		174,577
Insurance	16,790		162,300
Trustees’ fees and expenses	21,396		339,967
Interest expense	155		—
Other	10,596		34,847

Total expenses	1,469,612		18,734,604
Waiver of management fees	(98,070)		(553,702)

Net expenses	1,371,542		18,180,902

Net investment loss	(246,569)		(8,573,391)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold—unaffiliated issuers	(21,939,608	)(a)	(34,727,248)
Net realized loss from forward foreign currency contracts and foreign currency transactions	(9,216)		(433,704)
Net realized gain (loss) on written options	—		1,767,510
Net increase from payments from Adviser (See Note 13)	595,703		463,316
Net realized loss on securities sold short	—		—
Net realized gain on futures contracts	—		—
Capital gain distributions received from other investment companies	—		—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and written options	73,269,924	(b)	498,674,300
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities	(432)		44,962
Net change in unrealized appreciation (depreciation) on securities sold short	—		—

Net realized and unrealized gain on investments	51,916,371		465,789,136

Net Increase in Net Assets Resulting from Operations	$51,669,802		$457,215,745

*	Commencement of Operations
(a)	Net of foreign taxes of $181,140.
(b)	Net of foreign taxes of $253,529.

See Notes to Financial Statements

	International Investors Gold Fund	Multi-Manager Alternatives Fund

	Year Ended December 31, 2009	For the Period June 5, 2009* through December 31, 2009

Income:
Dividends	$2,353,870	$94,082
Dividends from affiliates	—	990
Interest	166,297	—
Foreign taxes withheld	(208,040)	(44)

Total income	2,312,127	95,028

Expenses:
Management fees	5,004,738	87,250
Dividends on securities sold short	—	11,260
Distribution fees – Class A	1,525,502	12,870
Distribution fees – Class C	949,629	—
Transfer agent fees – Class A	734,696	3,430
Transfer agent fees – Class C	123,865	—
Transfer agent fees – Class I	12,060	863
Administration fees	1,722,078	—
Custodian fees	82,399	11,158
Professional fees	229,458	36,895
Registration fees – Class A	31,619	5,826
Registration fees – Class C	17,323	—
Registration fees – Class I	19,594	2,159
Reports to shareholders	65,616	24,937
Insurance	97,511	—
Trustees’ fees and expenses	179,886	1,372
Interest expense	367	—
Other	19,814	2,755

Total expenses	10,816,155	200,775
Waiver of management fees	(61,839)	(33,664)

Net expenses	10,754,316	167,111

Net investment loss	(8,442,189)	(72,083)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold—unaffiliated issuers	30,049,962	(20,666)
Net realized loss from forward foreign currency contracts and foreign currency transactions	(362,617)	(150)
Net realized gain (loss) on written options	—	(31,472)
Net increase from payments from Adviser (See Note 13)	5,000,000	—
Net realized loss on securities sold short	—	(35,050)
Net realized gain on futures contracts	—	3,644
Capital gain distributions received from other investment companies	—	47,933
Net change in unrealized appreciation (depreciation) of investments, futures contracts and written options	320,355,095	331,086
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities	1,863	—
Net change in unrealized appreciation (depreciation) on securities sold short	—	(78,998)

Net realized and unrealized gain on investments	355,044,303	216,327

Net Increase in Net Assets Resulting from Operations	$346,602,114	$144,244

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund

	Year Ended December 31,

	2009	2008

Operations:
Net investment loss	$(246,569)	$(90,265)
Net realized gain (loss) on investments, written options, futures contracts, securities sold short, forward foreign currency contracts, foreign currency transactions and capital gain distributions received from other investment companies	(21,948,824)	(33,085,045)
Net increase from payments from Adviser	595,703	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts, written options, securities sold short, foreign currency transactions and foreign denominated assets and liabilities	73,269,492	(77,941,447)

Net increase (decrease) in net assets resulting from operations	51,669,802	(111,116,757)

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	(30,952)
Class C Shares	—	(7,728)
Class I Shares	—	(1,986)

	—	(40,666)

Distributions from net realized capital gains
Class A Shares	—	(2,406,223)
Class C Shares	—	(601,133)
Class I Shares	—	(154,480)

	—	(3,161,836)

Total dividends and distributions	—	(3,202,502)

Share transactions:
Proceeds from sales of shares
Class A Shares	45,851,171	39,307,711
Class C Shares	400,000	6,769,579
Class I Shares	7,944,030	5,000,050

	54,195,201	51,077,340

Reinvestment of dividends and distributions
Class A Shares	—	2,041,033
Class C Shares	—	156,465
Class I Shares	—	424,460

	—	2,621,958

Cost of shares redeemed
Class A Shares	(26,995,615)	(76,327,023)
Class C Shares	(1,506,541)	(11,385,183)
Class I Shares	(5,002,874)	(400,000)

	(33,505,030)	(88,112,206)

Increase (decrease) in net assets resulting from capital share transactions	20,690,171	(34,412,908)

Total increase (decrease) in net assets	72,359,973	(148,732,167)
Net Assets:
Beginning of period	41,282,856	190,015,023

End of period+	$113,642,829	$41,282,856

+Including accumulated net investment loss	$(425,226)	$(8,021)

*	Commencement of Operations

See Notes to Financial Statements

	Global Hard Assets Fund		International Investors Gold Fund		Multi-Manager Alternatives Fund

	Year Ended December 31,		Year Ended December 31,		For the Period June 5, 2009* through December 31,

	2009	2008	2009	2008	2009

Operations:
Net investment loss	$(8,573,391)	$(3,532,956)	$(8,442,189)	$(5,148,755)	$(72,083)
Net realized gain (loss) on investments, written options, futures contracts, securities sold short, forward foreign currency contracts, foreign currency transactions and capital gain distributions received from other investment companies	(33,393,442)	(96,511,183)	29,687,345	(22,948,765)	(35,761)
Net increase from payments from Adviser	463,316	—	5,000,000	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts, written options, securities sold short, foreign currency transactions and foreign denominated assets and liabilities	498,719,262	(401,066,472)	320,356,958	(197,370,743)	252,088

Net increase (decrease) in net assets resulting from operations	457,215,745	(501,110,611)	346,602,114	(225,468,263)	144,244

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—	(27,627,772)	(3,188,396)	—
Class C Shares	—	—	(4,107,807)	(413,431)	—
Class I Shares	—	—	(193,630)	(77)	—

	—	—	(31,929,209)	(3,601,904)	—

Distributions from net realized capital gains
Class A Shares	—	—	—	(17,433,711)	—
Class C Shares	—	—	—	(2,253,391)	—
Class I Shares	—	—	—	(420)	—

	—	—	—	(19,687,522)	—

Total dividends and distributions	—	—	(31,929,209)	(23,289,426)	—

Share transactions:
Proceeds from sales of shares
Class A Shares	778,953,811	431,883,222	247,585,764	171,861,341	15,547,369
Class C Shares	169,597,575	84,327,713	58,295,438	41,386,196	—
Class I Shares	546,328,306	20,210,729	8,008,802	20,422,394	2,500,050

	1,494,879,692	536,421,664	313,890,004	233,669,931	18,047,419

Reinvestment of dividends and distributions
Class A Shares	—	—	22,865,823	17,321,587	—
Class C Shares	—	—	2,702,605	1,890,841	—
Class I Shares	—	—	193,629	496	—

	—	—	25,762,057	19,212,924	—

Cost of shares redeemed
Class A Shares	(241,510,741)	(364,261,934)	(184,346,401)	(165,792,559)	(748,443)
Class C Shares	(38,793,587)	(95,608,829)	(21,626,574)	(24,332,556)	—
Class I Shares	(8,520,965)	(12,443,221)	(2,318,624)	(11,041,012)	—

	(288,825,293)	(472,313,984)	(208,291,599)	(201,166,127)	(748,443)

Increase (decrease) in net assets resulting from capital share transactions	1,206,054,399	64,107,680	131,360,462	51,716,728	17,298,976

Total increase (decrease) in net assets	1,663,270,144	(437,002,931)	446,033,367	(197,040,961)	17,443,220
Net Assets:
Beginning of period	575,499,301	1,012,502,232	490,996,364	688,037,325	—

End of period+	$2,238,769,445	$575,499,301	$937,029,731	$490,996,364	$17,443,220

+Including accumulated net investment loss	$(7,596,480)	$(127,936)	$(53,654,107)	$(19,508,919)	$(2,851)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
For the Period June 5, 2009* through December 31, 2009

Cash flows from operating activities
Net increase in net assets resulting from operations	$144,244
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(14,325,693)
Proceeds from sale of long term securities	3,766,710
Purchase of short term investments	(6,826,667)
Proceeds of short sales of long term securities	2,691,113
Purchases of short sale covers of long term securities	(863,390)
Net premiums received from options written	12,049
Net realized gain from futures transactions	3,644
Increase in receivable from broker	(174,077)
Increase in receivable from securities sold short	(1,587,839)
Increase in dividends and interest receivable	(2,967)
Increase in dividends payable on securities sold short	4,184
Increase in accrued expenses	72,072
Increase in payable for investments purchased	67,215
Increase in deferred Trustee fees	300
Increase in due to Adviser	13,424
Net realized gain from investments, forward foreign currency contracts, foreign currency transactions, futures contracts, written options, securities sold short and capital gain distributions received from other investment companies	35,761
Change in unrealized appreciation of investments	(252,088)

Net cash used in operating activities	(17,222,006)

Cash flows from financing activities
Proceeds from sales of shares	17,969,661
Cost of shares reacquired	(748,443)

Net cash provided by financing activities	17,221,218

Net decrease in cash	(788)
Cash, beginning of year	—

**Cash, end of year	(788)

Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	7,076

*	Commencement of operations
**	Included in Due to Custodian on the Statement of Assets and Liabilities

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$4.86		$16.49	$13.27	$10.98	$9.78
Income from Investment Operations:
Net Investment Income (Loss)	(0.02)		— (d)	(0.02)	0.01	0.05
Net Realized and Unrealized Gain (Loss) on Investments	5.81		(11.23)	4.75	4.27	2.85
Payment from Adviser	0.06	(b)	—	—	—	—

Total from Investment Operations	5.85		(11.23)	4.73	4.28	2.90

Less Distributions from:
Net Investment Income	—		(0.01)	—	—	(0.05)
Net Realized Gains	—		(0.39)	(1.51)	(1.99)	(1.65)

Total Distributions	—		(0.40)	(1.51)	(1.99)	(1.70)

Net Asset Value, End of Year	$10.71		$4.86	$16.49	$13.27	$10.98

Total Return (a)	120.37	%(b)	(68.12)%	35.66%	38.98%	29.77%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$91,059		$31,768	$156,203	$51,086	$36,381
Ratio of Gross Expenses to Average Net Assets	1.81%		1.80%	1.70%	1.96%	2.26%
Ratio of Net Expenses to Average Net Assets (c)	1.81%		1.80%	1.70%	1.95%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%		0.03%	(0.22)%	0.06%	0.46%
Portfolio Turnover Rate	63%		48%	66%	73%	101%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.91% of the Class A total return, representing $0.06 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10% for Class A Shares for the year ending December 31, 2005.
(d)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$4.68		$16.06	$13.05	$10.90	$9.69
Income from Investment Operations:
Net Investment Income (Loss)	(0.06)		(0.09)	(0.07)	(0.07)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	5.58		(10.89)	4.59	4.21	2.83
Payment from Adviser	0.06	(b)	—	—	—	—

Total from Investment Operations	5.58		(10.98)	4.52	4.14	2.88

Less Distributions from:
Net Investment Income	—		(0.01)	—	—	(0.02)
Net Realized Gains	—		(0.39)	(1.51)	(1.99)	(1.65)

Total Distributions	—		(0.40)	(1.51)	(1.99)	(1.67)

Net Asset Value, End of Year	$10.26		$4.68	$16.06	$13.05	$10.90

Total Return (a)	119.23	%(b)	(68.40)%	34.65%	37.98%	29.77%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$19,487		$7,807	$33,802	$12,220	$6,266
Ratio of Gross Expenses to Average Net Assets	2.97%		2.49%	2.38%	2.74%	3.62%
Ratio of Net Expenses to Average Net Assets (c)	2.49%		2.49%	2.38%	2.72%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.92)%		(0.61)%	(0.86)%	(0.70)%	0.19%
Portfolio Turnover Rate	63%		48%	66%	73%	101%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.94% of the Class C total return, representing $0.06 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.15% for Class C Shares for the year ending December 31, 2005.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

				For the Period December 31, 2007* through December 31, 2007

	Year Ended December 31,

	2009		2008

Net Asset Value, Beginning of Period	$4.92		$16.49	$16.49

Income from Investment Operations:
Net Investment Income (Loss)	0.06		0.06	—
Net Realized and Unrealized Gain (Loss) on Investments	5.86		(11.23)	—
Payment from Adviser	0.07	(b)	—	—

Total from Investment Operations	5.99		(11.17)	—

Less Distributions from:
Net Investment Income	—		(0.01)	—
Net Realized Gains	—		(0.39)	—

Total Distributions	—		(0.40)	—

Net Asset Value, End of Period	$10.91		$4.92	$16.49

Total Return (a)	121.75	%(b)	(67.82)%	0.00%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$3,097		$1,708	$10
Ratio of Gross Expenses to Average Net Assets	2.54%		1.96%	0.00%
Ratio of Net Expenses to Average Net Assets (c)	1.24%		1.16%	0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%		1.29%	0.00%
Portfolio Turnover Rate	63%		48%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.15% for Class I Shares for the year ending December 31, 2008.
*	Inception date of Class I Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$26.84		$48.52	$38.07	$33.24	$22.35

Income from Investment Operations:
Net Investment Income (Loss)	(0.15)		(0.07)	(0.13)	(0.02)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	14.22		(21.61)	16.36	7.62	11.00
Payment from Adviser	0.01	(b)	—	—	—	—

Total from Investment Operations	14.08		(21.68)	16.23	7.60	10.89

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)	—

Total Distributions	—		—	(5.78)	(2.77)	—

Net Asset Value, End of Year	$40.92		$26.84	$48.52	$38.07	$33.24

Total Return (a)	52.46	%(b)	(44.68)%	42.62%	22.86%	48.72%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$1,240,769		$410,617	$697,604	$378,879	$233,685
Ratio of Gross Expenses to Average Net Assets	1.49%		1.46%	1.43%	1.61%	1.88%
Ratio of Net Expenses to Average Net Assets (c)	1.46%		1.46%	1.43%	1.50%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.62)%		(0.17)%	(0.36)%	(0.05)%	(0.42)%
Portfolio Turnover Rate	86%		73%	89%	71%	51%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class A total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.45% for Class A shares for the year ending December 31, 2008.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$24.92		$45.41	$36.16	$31.90	$21.57

Income from Investment Operations:
Net Investment Income (Loss)	(0.34)		(0.46)	(0.37)	(0.22)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	13.11		(20.03)	15.40	7.25	10.45
Payment from Adviser	0.01	(b)	—	—	—	—

Total from Investment Operations	12.78		(20.49)	15.03	7.03	10.33

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)	—

Total Distributions	—		—	(5.78)	(2.77)	—

Net Asset Value, End of Year	$37.70		$24.92	$45.41	$36.16	$31.90

Total Return (a)	51.28	%(b)	(45.12)%	41.55%	22.04%	47.94%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$358,114		$139,234	$283,246	$146,671	$76,621
Ratio of Gross Expenses to Average Net Assets	2.30%		2.20%	2.19%	2.24%	2.08%
Ratio of Net Expenses to Average Net Assets	2.26%		2.20%	2.19%	2.23%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.42)%		(0.92)%	(1.11)%	(0.78)%	(0.89)%
Portfolio Turnover Rate	86%		73%	89%	71%	51%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class C total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.19% for Class C shares for the year ending December 31, 2008.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

	Year Ended December 31,				For the Period May 2, 2006* through December 31, 2006

	2009		2008	2007

Net Asset Value, Beginning of Period	$27.14		$48.91	$38.19	$40.74

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)		0.15	0.02	0.06
Net Realized and Unrealized Gain (Loss) on Investments	14.48		(21.92)	16.48	0.16
Payment from Adviser	0.01	(b)	—	—	—

Total from Investment Operations	14.45		(21.77)	16.50	0.22

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)

Total Distributions	—		—	(5.78)	(2.77)

Net Asset Value, End of Period	$41.59		$27.14	$48.91	$38.19

Total Return (a)	53.24	%(b)	(44.51)%	43.19%	0.54	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$639,887		$25,648	$31,652	$3,262
Ratio of Gross Expenses to Average Net Assets	1.10%		1.17%	1.17%	1.25	%(c)
Ratio of Net Expenses to Average Net Assets	1.00%		1.00%	1.02%	0.95	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%		0.31%	0.04%	0.58	%(c)
Portfolio Turnover Rate	86%		73%	89%	71	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Annualized
(d)	Not Annualized
*	Inception date of Class I Shares

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$11.98		$17.82	$16.00	$12.36	$9.77

Income from Investment Operations:
Net Investment Income (Loss)	(0.07)		(0.13)	0.16	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	7.58		(5.12)	4.23	5.67	3.63
Payment from Adviser	0.11	(b)	—	—	—	—

Total from Investment Operations	7.62		(5.25)	4.39	5.59	3.48

Less Distributions from:
Net Investment Income	(0.68)		(0.09)	(1.54)	(0.42)	(0.02)
Net Realized Gains	—		(0.50)	(1.03)	(1.53)	(0.87)

Total Distributions	(0.68)		(0.59)	(2.57)	(1.95)	(0.89)

Net Asset Value, End of Year	$18.92		$11.98	$17.82	$16.00	$12.36

Total Return (a)	63.75	%(b)	(29.03)%	27.41%	45.23%	35.62%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$799,296		$436,565	$616,260	$457,587	$294,999
Ratio of Gross Expenses to Average Net Assets	1.43%		1.45%	1.46%	1.57%	1.71%
Ratio of Net Expenses to Average Net Assets	1.43%		1.45%	1.46%	1.56%	1.71%
Ratio of Net Investment Income to Average Net Assets	(1.10)%		(0.76)%	(0.87)%	(1.09)%	(1.26)%
Portfolio Turnover Rate	19%		30%	35%	18%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class A total return, representing $0.11 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally 1.49% of the Class A total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class C

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$11.45		$17.21	$15.61	$12.17	$9.67

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.30)	0.26	(0.05)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	7.08		(4.87)	3.89	5.44	3.53
Payment from Adviser	0.10(b	)	—	—	—	—

Total from Investment Operations	7.14		(5.17)	4.15	5.39	3.39

Less Distributions from:
Net Investment Income	(0.58)		(0.09)	(1.52)	(0.42)	(0.02)
Net Realized Gains	—		(0.50)	(1.03)	(1.53)	(0.87)

Total Distributions	(0.58)		(0.59)	(2.55)	(1.95)	(0.89)

Net Asset Value, End of Year	$18.01		$11.45	$17.21	$15.61	$12.17

Total Return (a)	62.52	%(b)	(29.54)%	26.56%	44.29%	35.06%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$131,609		$54,419	$63,207	$33,902	$10,381
Ratio of Gross Expenses to Average Net Assets	2.31%		2.20%	2.12%	2.22%	2.53%
Ratio of Net Expenses to Average Net Assets	2.27%		2.20%	2.12%	2.22%	2.16%
Ratio of Net Investment Income to Average Net Assets	(1.94)%		(1.49)%	(1.55)%	(1.74)%	(1.71)%
Portfolio Turnover Rate	19%		30%	35%	18%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class C total return, representing $0.10 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally 1.49% of the Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

						For the Period October 2, 2006* through December 31, 2006

	Year Ended December 31,

	2009		2008		2007

Net Asset Value, Beginning of Period	$14.05		$17.95		$16.09	$15.47

Income from Investment Operations:
Net Investment Income (Loss)	0.46		(0.04)		0.81	0.10
Net Realized and Unrealized Gain (Loss) on Investments	8.42		(3.27)		3.69	2.47
Payment from Adviser	0.14	(b)	—		—	—

Total from Investment Operations	9.02		(3.31)		4.50	2.57

Less Distributions from:
Net Investment Income	(0.73)		(0.09)		(1.61)	(0.42)
Net Realized Gains	—		(0.50)		(1.03)	(1.53)

Total Distributions	(0.73)		(0.59)		(2.64)	(1.95)

Net Asset Value, End of Period	$22.34		$14.05		$17.95	$16.09

Total Return (a)	64.34	%(b)	(18.02	)%(c)	27.94%	16.61	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$6,125		$12		$8,570	$12
Ratio of Gross Expenses to Average Net Assets	3.11%		1.17%		1.23%	5.90	%(d)
Ratio of Net Expenses to Average Net Assets	1.00%		1.00%		1.03%	1.25	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.66)		(0.25)%		(0.46)%	1.35	%(d)
Portfolio Turnover Rate	19%		30%		35%	18	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(c)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions, the total return would have been lower.

(d)	Annualized
(e)	Not Annualized
*	Inception date of Class I Shares

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class A		Class I

	For the Period June 5, 2009* through December 31, 2009		For the Period June 5, 2009* through December 31, 2009

Net Asset Value, Beginning of Period	$8.88		$8.88

Income from Investment Operations:
Net Investment Loss	(0.04)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.16		0.18

Total from Investment Operations	0.12		0.13

Less Dividends from:
Net Investment Income	—		—
Total Dividends	—		—

Net Asset Value, End of Period	$9.00		$9.01

Total Return (a)	1.35	%(d)	1.46	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$14,907		$2,536
Ratio of Gross Expenses to Average Net Assets (e)	3.03	%(c)	2.94	%(c)
Ratio of Net Expenses to Average Net Assets (b)(e)	2.56	%(c)	2.30	%(c)
Ratio of Net Investment Income to Average Net Assets (e)	(1.13	)%(c)	0.89	%(c)
Portfolio Turnover Rate	75	%(d)	75	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.40% for Class A shares and 2.15% for Class I shares for the period June 5, 2009 through December 31, 2009.

(c)	Annualized
(d)	Not annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expense from the Fund’s investments in Underlying Funds.
*	Commencement of operations.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of four portfolios: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. This Fund commenced investment operations on June 5, 2009. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities, securities sold short and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities and securities sold short traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities, securities sold short, and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using methods approved by the Board of

NOTES TO FINANCIAL STATEMENTS
(continued)

Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Open-end mutual fund investments (including money market funds) are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“ASC 820”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 820 provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Funds have adopted ASC 820 effective June 30, 2009.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ investments as of December 31, 2009 is as follows:

Emerging Markets Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stocks:
Brazil	$7,775,292	$—	$—	$7,775,292
China / Hong Kong	162,370	23,858,875	—	24,021,245
Georgia	613,583	—	—	613,583
India	—	9,188,499	—	9,188,499
Indonesia	—	3,478,988	—	3,478,988
Israel	293,663	—	—	293,663
Kazakhstan	1,631,003	2,887,448	—	4,518,451
Malaysia	—	1,731,530	—	1,731,530
Mexico	2,963,079	—	—	2,963,079
Panama	1,198,340	—	—	1,198,340
Peru	770,200	—	—	770,200
Philippines	73,000	1,064,854	—	1,137,854
Poland	—	1,892,013	—	1,892,013
Russia	1,783,800	5,340,361	—	7,124,161
Singapore	—	1,479,417	—	1,479,417
South Africa	—	5,496,147	—	5,496,147
South Korea	—	13,038,144	—	13,038,144
Taiwan	—	10,051,699	—	10,051,699
Thailand	—	774,969	—	774,969
Turkey	—	3,362,392	—	3,362,392
United Arab Emirates	433,839	—	—	433,839
Zimbabwe	120,000	—	—	120,000
Preferred Stocks:
Brazil	8,599,948	—	—	8,599,948
Money Market Fund:
United States	3,350,325	—	—	3,350,325

Total	$29,768,442	$83,645,336	$—	$113,413,778

NOTES TO FINANCIAL STATEMENTS
(continued)

Global Hard Assets Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks:
Brazil	$62,556,160	$—	$—	$62,556,160
Canada	331,472,753	—	—	331,472,753
Kazakhstan	—	33,887,611	—	33,887,611
Kuwait	—	—	10,281,800	10,281,800
United Kingdom	108,767,062	101,302,204	—	210,069,266
United States	1,456,522,587	494,026	2,658,645	1,459,675,258
Exchange Traded Fund:
United States	31,526,082	—	—	31,526,082
Money Market Fund:
United States	109,468,933	—	—	109,468,933

Total	$2,100,313,577	$135,683,841	$12,940,445	$2,248,937,863

Other financial instruments, net*	$—	$55,233	$—	$55,233

* Other financial instruments include forward foreign currency contracts.

The following table reconciles the valuation of the Global Hard Assets Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2009:

Balance as of 12/31/08	$9,748,102
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,192,343
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/09	$12,940,445

The amount of total losses for the period included in changes to net assets attributable to the change in unrealized gains relating to assets still held as of 12/31/09, was $3,192,343.

International Investors Gold Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks:
Australia	$—	$73,597,623	$—	$73,597,623
Canada	638,436,500	714,967	—	639,151,467
Mexico	—	9,196,233	—	9,196,233
South Africa	37,545,360	6,270,017	—	43,815,377
United Kingdom	86,082,560	—	—	86,082,560
United States	51,227,571	—	—	51,227,571
Exchange Traded Fund:
United States	10,945,620	—	—	10,945,620
Money Market Fund:
United States	21,734,484	—	—	21,734,484

Total	$845,972,095	$89,778,840	$—	$935,750,935

Other financial instruments, net*	$—	$948	$—	$948

* Other financial instruments include forward foreign currency contracts.

Multi-Manager Alternatives Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Long Positions
Common Stocks:
Basic Materials	$109,376	$—	$—	$109,376
Communications	37,514	—	—	37,514
Consumer, Cyclical	138,237	—	—	138,237
Consumer, Non-cyclical	437,699	—	—	437,699
Diversified	—	133,027	—	133,027
Energy	86,990	—	—	86,990
Financial	313,954	218,451	—	532,405
Industrial	229,038	—	—	229,038
Technology	261,410	—	—	261,410
Closed End Funds	309,672	—	—	309,672
Corporate Bonds	95,772	—	—	95,772
Exchange Traded Funds	1,819,063	—	—	1,819,063
Open End Funds	6,667,283	—	—	6,667,283
Options Purchased	21,270	—	—	21,270
Money Market Fund	6,826,667	—	—	6,826,667

Total	$17,353,945	$351,478	$—	$17,705,423

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Short Positions*	$1,940,486	$—	$—	$1,940,486

Other financial instruments, net**	$14,417	$(8,719)	$—	$5,698

*	See Schedule of Investments for security type and industry sector breakouts.
**	Other financial instruments include futures contracts and written options.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

G.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Funds adopted ASC 815 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

          At December 31, 2009, the Funds had the following derivatives (not designated as hedging instruments under ASC 815):

	Asset derivatives		Liability derivatives

	Foreign exchange risk	Interest rate risk	Equity risk

Global Hard Assets Fund
Forward foreign currency contracts[1]	$55,233	$—	$—

International Investors Gold Fund
Forward foreign currency contracts[1]	948	—	—

Multi-Manager Alternatives Fund
Futures contracts[2]	—	2,344	—
Written options[3]	—	—	8,719

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts
[2]	Statement of Assets and Liabilities location: Receivable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
[3]	Statement of Assets and Liabilities location: Written options, at value

          Transactions in derivative instruments, during the year ended December 31, 2009, were as follows:

	Foreign exchange risk	Interest rate risk	Equity risk

Emerging Markets Fund
Realized gain (loss)
Forward foreign currency contracts[4]	$(59,237)	$—	$—
Change in appreciation (depreciation)
Forward foreign currency contracts[8]	(7)	—	—
Global Hard Assets Fund
Realized gain (loss)
Forward foreign currency contracts[4]	22,537	—	—
Written Options[5]	—	—	1,767,510
Change in appreciation (depreciation)
Forward foreign currency contracts[8]	55,233	—	—
Written Options[7]	—	—	(553,606)
International Investors Gold Fund
Realized gain (loss)
Forward foreign currency contracts[4]	63,396	—	—
Change in appreciation (depreciation)
Forward foreign currency contracts[8]	948	—	—

	Foreign exchange risk	Interest rate risk	Equity risk

Multi-Manager Alternatives Fund
Realized gain (loss)
Forward foreign currency contracts[4]	$(45)	$—	$—
Written Options[5]	—	—	(31,472)
Futures contracts[6]	—	3,644	—
Change in appreciation (depreciation)
Written Options[7]	—	—	(1,753)
Futures contracts[7]	—	14,417	—

[4]	Statement of Operations location: Net realized loss on forward foreign currency contracts
[5]	Statement of Operations location: Net realized gain (loss) on written options
[6]	Statement of Operations location: Net realized gain on futures contracts
[7]	Statement of Operations location: Net change in unrealized appreciation (depreciation) of investments, futures contracts, and written options
[8]

Statement of Operations location: Net change in unrealized appreciation (depreciation) of foreign currency transactions, forward foreign currency contracts and foreign denominated assets and liabilities

The volume of futures contracts outstanding that is presented in the Schedule of Investments is consistent with the derivative activity occurring during the last six months of the year. There were no futures transactions during the first six months of the year.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the

NOTES TO FINANCIAL STATEMENTS
(continued)

exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Global Hard Assets had the following call options written during the year ended December 31, 2009:

	Number of Contracts	Premiums

Options outstanding at December 31, 2008	3,639	$793,171
Options written	11,073	2,570,654
Options exercised	(5,662)	(1,767,510)
Options expired	(9,050)	(1,596,315)

Options outstanding at December 31, 2009	—	$—

Multi-Manager Alternatives Fund had the following call options written during the year ended December 31, 2009:

	Number of Contracts	Premiums

Options outstanding at December 31, 2008	—	$—
Options opened	143	17,798
Options written	(33)	(5,439)
Options exercised	(25)	(1,912)
Options expired	(33)	(3,481)

Options outstanding at December 31, 2009	52	$6,966

Futures — The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any futures contracts during the year ended December 31, 2009.

Forward Foreign Currency Contracts — The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Short Sales — The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of equity securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open

NOTES TO FINANCIAL STATEMENTS
(continued)

short sales. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2009.

Note 3—Investment Management and Other Agreements — The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds (Exchange Traded Funds, Open and Closed End Mutual Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

For the Emerging Markets Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.95% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.15% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive 1.95% for Class A Shares, 2.50% for Class C shares and 1.25% for Class I Shares. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $60,147 attributable to Class C and $37,923 attributable to Class I Shares.

For the Global Hard Assets Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive 1.45% for Class A Shares, 2.20% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $254,993 attributable to Class A, $83,077 attributable to Class C, and $215,632 attributable to Class I Shares.

For the International Investors Gold Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.60% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive 1.45% for Class A Shares, 2.20% for Class C Shares and 1.00% for Class I Shares. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $30,727 attributable to Class C and $31,112 attributable to Class I Shares.

For the Multi-Manager Alternatives Fund for the period June 5, 2009 (commencement of operations) through April 30, 2010, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, dividends on securities sold short and extraordinary expenses, exceeding 2.40% of average daily net assets for Class A Shares and 2.15% for Class I Shares. For the period ended December 31, 2009, the Adviser waived management fees in the amount of $24,515 attributable to Class A and $9,149 attributable to Class I Shares.

As of December 31, 2009, the Fund had three sub-advisers, Tetra Capital Management LLC (“Tetra”), Dix Hills Partners, LLC (“Dix Hills”) and Lazard Asset Management LLC (“Lazard”). The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2009, the Adviser received $180,291 from Emerging Markets Fund and $1,722,078 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2009, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $7,621,722 in sales loads relating to the sale of shares of the Funds, of which $6,592,424 was reallowed to broker/dealers and the remaining $1,029,299 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments — The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2009, were as follows:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Cost of Unaffiliated Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$61,706,396	$43,527,386
Global Hard Assets Fund	2,096,263,310	959,544,931
International Investors Gold Fund	222,042,119	130,411,327
Multi-Manager Alternatives Fund	14,323,456	3,766,710

Note 5—Income Taxes—As of December 31, 2009, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Fund	93,296,877	32,754,595	(12,637,694)	20,116,901
Global Hard Assets Fund	1,883,018,048	390,252,329	(24,332,514)	365,919,815
International Investors Gold Fund	494,181,760	516,063,435	(74,494,260)	441,569,175
Multi-Manager Alternatives Fund	17,398,295	441,413	(134,285)	307,128

At December 31, 2009, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undis- tributed Ordinary Income	Undis- tributed Long-Term Capital Gains	Accu- mulated Capital Losses	Post October Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Emerging Markets Fund	$383,852	$—	$(53,604,360)	$—	$(19,336)	$19,863,580	$(33,376,264)
Global Hard Assets Fund	—	—	(121,851,744)	—	(190,016)	365,964,705	243,922,945
International Investors Gold Fund	10,151,193	—	(2,414,181)	(189,576)	(130,747)	441,567,978	448,984,667
Multi-Manager Alternatives Fund	—	10,849	—	(67)	(31,466)	226,355	205,671

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2009 and 2008 were as follows:

	Emerging Markets Fund

	2009	2008

Ordinary Income*	$—	$766,546
Long Term Capital Gains	—	2,382,405
Return of Capital	—	53,551

	$—	$3,202,502

	International Investors Gold Fund

	2009	2008

Ordinary Income*	$31,929,209	$9,279,445
Long Term Capital Gains	—	12,196,195
Return of Capital	—	1,813,786

	$31,929,209	$23,289,426

* Includes short term capital gains

Net capital losses, currency losses and Passive Foreign Investment Company (“PFIC”) losses incurred after October 31, 2009 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2009, the following Funds’ intend to defer to January 1, 2010 for federal tax purposes post-October currency losses as follows:

Fund	Currency Losses

International Investors Gold Fund	$189,576
Multi-Manager Alternatives Fund	67

At December 31, 2009, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Expiring in the Year Ended December 31,	Amount

Emerging Markets Fund	2016	$18,023,917
	2017	35,580,443

	Total	$53,604,360

Global Hard Assets Fund	2016	$14,229,293
	2017	107,622,451

	Total	$121,851,744

International Investors Gold Fund	2016	$2,414,181

NOTES TO FINANCIAL STATEMENTS
(continued)

Emerging Markets Fund and Global Hard Assets Fund had capital loss carryforwards expire in 2009 totaling $826,157 and $353,861, respectively.

International Investors Gold utilized capital loss carryforwards of $8,015,316 during the year.

During the year ended December 31, 2009, as a result of permanent book to tax differences, the Funds incurred differences that affected undistributed net investment income (loss), undistributed (accumulated) net realized capital gains (losses) and aggregate paid in capital by the amounts in the table below. These differences were primarily due to transactions in foreign currencies, sales of PFICs, net operating losses, reclassifications of distributions and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Fund	(Increase) Decrease in Accumulated Net Investment Loss	(Increase) Decrease in Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital

Emerging Markets Fund	$(170,636)	$996,793	$(826,157)
Global Hard Assets Fund	1,104,847	848,383	(1,953,230)
International Investors Gold Fund	6,226,210	(6,226,210)	—
Multi-Manager Alternatives Fund	69,232	(7,805)	(61,427)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006–2009), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global

Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At December 31, 2009, Van Eck Securities Corp. owned approximately 17% of Class A and 100% of Class I shares of beneficial interest outstanding.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2009 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amounts of excess distribution expenses incurred over the Annual Limitations as of December 31, 2009, were as follows:

Emerging Markets Fund-Class A	$2,330,526
Emerging Markets Fund-Class C	367,532
Global Hard Assets Fund-Class A	9,757,161
Global Hard Assets Fund-Class C	3,710,483
International Investors Gold Fund-Class A	11,155,749
International Investors Gold Fund-Class C	950,826
Multi-Manager Alternatives Fund-Class A	41,760

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008

Class A
Shares sold	5,291,587	3,110,812
Shares reinvested	—	422,574
Shares redeemed	(3,332,063)	(6,465,282)

Net increase (decrease)	1,959,524	(2,931,896)

Class C
Shares sold	964,048	555,374
Shares reinvested	—	91,086
Shares redeemed	(732,394)	(1,082,861)

Net increase (decrease)	231,654	(436,401)

Class I
Shares sold	87,336	396,515
Shares reinvested	—	32,062
Shares redeemed	(150,956)	(81,633)

Net increase	(63,620)	346,944

	Global Hard Assets Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008

Class A
Shares sold	22,125,427	9,863,823
Shares redeemed	(7,106,534)	(8,940,589)

Net increase	15,018,893	923,234

Class C
Shares sold	5,177,503	1,896,467
Shares redeemed	(1,265,255)	(2,546,950)

Net increase (decrease)	3,912,248	(650,483)

Class I
Shares sold	14,674,108	610,742
Shares redeemed	(232,683)	(312,917)

Net increase	14,441,425	297,825

	International Investors Gold Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008

Class A
Shares sold	16,120,613	11,036,419
Shares reinvested	1,240,685	1,618,840
Shares redeemed	(11,560,401)	(10,780,184)

Net increase	5,800,897	1,875,075

Class C
Shares sold	3,840,493	2,689,097
Shares reinvested	154,082	184,653
Shares redeemed	(1,436,351)	(1,795,246)

Net increase	2,558,224	1,078,504

Class I
Shares sold	364,013	1,091,831
Shares reinvested	8,898	40
Shares redeemed	(99,640)	(1,568,326)

Net increase (decrease)	273,271	(476,455)

Multi-Manager Alternatives Fund

For the Period June 5, 2009 through December 31, 2009

Class A
Shares sold	1,740,235
Shares redeemed	(83,247)

Net increase	1,656,988

Class I
Shares sold	281,537

Net increase	281,537

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise

NOTES TO FINANCIAL STATEMENTS
(continued)

payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Bank Line of Credit—The Trust participates with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Adviser) (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2009, Emerging Markets Fund and International Investors Gold borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 2 day period for which a loan was outstanding amounted to $98,934 and the weighted average interest rate was 0.84%. The average daily loan balance for International Investors Gold Fund during the 5 day period for which a loan was outstanding amounted to $1,839,484 and the weighted average interest rate was 1.44%. At December 31, 2009, the Funds had no outstanding borrowings under the Facility.

Note 12—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During 2009, the Multi-Manager Alternatives Fund participated in securities lending with State Street Bank. The Fund earned $1,706 from securities lending for the year ended December 31, 2009. At December 31, 2009, there was no outstanding securities lending activity.

Note 13—Payments from Adviser—On June 30, 2009, Emerging Markets Fund incurred a loss of $311,484 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which was paid on July 21, 2009. The Fund recorded the reimbursement in the Statement of Operations as Net increase from Payment Due from Adviser. The impact to the Fund’s total return is reflected in the Statement of Financial Highlights. On September 17, 2009, the Adviser reimbursed the

Emerging Markets Fund, Global Hard Assets Fund and the International Investors Gold Fund of $284,219, $463,316 and $5,000,000, respectively, in connection with past market timing activities of certain investors. The Funds’ recorded these payments in the Statement of Operations as Net increase from Payments from Adviser. The impact to the Funds’ total return and per share data, if any, is reflected in the Financial Highlights.

Note 14—Subsequent Event Review—The Funds have adopted FASB Statement No. 165, Subsequent Events (“ASC 855”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 855, requires evaluation of subsequent events through the date of financial statement issuance. The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through February 25, 2010, the date the financial statements were issued and there were no material events requiring recording or disclosure.

Tax Information (unaudited)

The International Investors Gold Fund has elected to pass through foreign tax credits in the maximum amount of $208,040. The gross foreign source income earned during the 2009 calendar year was $1,857,249.

For the 2009 calendar year, 1.56% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Van Eck Funds

We have audited the accompanying statements of assets and liabilities of the Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (the “Funds” comprising the Van Eck Funds), including the schedules of investments, as of December 31, 2009, and the related statements of operations and the statements of changes in net assets for the Funds, the statement of cash flows for the Multi-Manager Alternatives Fund and the financial highlights for the Funds for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2009, and the results of their operations, the changes in their net assets, the cash flows for Multi-Manager Alternatives Fund, and the financial highlights for the Funds for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2010

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Trust, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 53‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Sears Canada, Inc.

Jane DiRenzo Pigott 52‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 62‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56‡¶	Vice Chairman, Trustee Since June 2004	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	38	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50‡¶	Chairman, Trustee Since 1994	President and CEO, SmartBrief, Inc. (media company), 1998 to present.	38	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron 49	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 55	Vice President	Since 1998	Vice President of the Adviser and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corp. (VEARA) (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser and VEARA, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez 29	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served	Principal Occupation(s) During The Past Five Years

Joseph J. McBrien 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 35	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 54	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 45	Chief Executive Officer and President	Since 2009

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President, VESC and VEARA; Former Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 46	Executive Vice President	Since 2005

Director, Executive Vice President and Principal of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Former Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

APPROVAL OF SUB-ADVISORY AGREEMENTS
(unaudited)

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

VAN ECK FUNDS
MULTI-MANAGER ALTERNATIVES FUND
Approval of New Sub-Advisory Agreements

At an in-person meeting held on September 16-17, 2009 (the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into new sub-advisory agreements with respect to the Fund, for an initial two-year term with each of the following investment managers, each to serve as a sub-adviser for the Fund (each, a “New Sub-adviser” and, collectively, the “New Sub-advisers”):

•	Centaur Performance Group, LLC (“Centaur”)

•	Primary Funds, LLC (“Primary”)

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangements for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreements, their terms, and the services to be provided and fee to be paid thereunder; and information regarding the each New Sub-adviser’s organization, personnel, investment strategies and key compliance procedures.

In considering whether to approve the sub-advisory agreement with the New Sub-advisers, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by each New Sub-adviser; (2) the capabilities and background of each New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of each New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with each New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of each New Sub-adviser to implement its investment

APPROVAL OF SUB-ADVISORY AGREEMENTS
(unaudited) (continued)

strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of each New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which each New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives of each New Sub-adviser.

The Board concluded that each New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that each New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to each such New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that none of the New Sub-advisers is affiliated with the Adviser, the Board did not consider the profitability of the New Sub-advisers to be relevant to its consideration of the sub-advisory agreements.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with each New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreements, including the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with each New Sub-adviser.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor: Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 vaneck.com
Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $160,300 for 2009 and $141,250 for 2008.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $2,070 for 2009 and $0 for
     2008.

c)   Tax Fees

     Ernst & Young billed tax fees of $39,910 for 2009 and $18,000 for 2008.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 10, 2010
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 10, 2010
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 10, 2010
     ---------------